UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6393
                                                     ---------------------

                            Columbia Funds Trust VIII
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                              Russell L. Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-426-3363
                                                           -------------------

                  Date of fiscal year end: June 30, 2004
                                           ------------------

                  Date of reporting period: December 31, 2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC: man and woman reading newspaper]

  COLUMBIA INTERMEDIATE
        BOND FUND
    Semiannual Report
    December 31, 2003

                             WE ARE COLUMBIA FUNDS!

 INSIDE - Management's discussion of the name changes effective October 13, 2003

Table of Contents

Fund Profile ..............................................................    1

Performance Information ...................................................    2

Economic Update ...........................................................    3

Portfolio Manager's Report ................................................    4

Financial Statements ......................................................    6

   Investment Portfolio ...................................................    7

   Statement of Assets and Liabilities ....................................   18

   Statement of Operations ................................................   19

   Statements of Changes in Net Assets ....................................   20

   Notes to Financial Statements ..........................................   22

   Financial Highlights ...................................................   27

Important Information
About This Report .........................................................   31

Columbia Funds ............................................................   32

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

                            Not FDIC      May Lose Value
                            Insured     No Bank Guarantee

PRESIDENT'S MESSAGE
                                                 Columbia Intermediate Bond Fund

[PHOTO of Joseph R. Palumbo]

Dear Shareholder:

As you know, your fund has long been associated with a larger investment management organization. In the 1990s, it was associated with Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group
(CMG).

In 2003, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Intermediate Bond Fund was changed to Columbia Intermediate Bond Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A complete list of new fund names and other information related to these changes are available online at our new website address: www.columbiafunds.com.

A CONSOLIDATED IDENTITY

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, portfolio managers Michael Kennedy and Tom LaPointe discuss in depth the investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,


/s/ Joseph R. Palombo

Joseph R. Palombo
President

Summary

o For the six-month period ended December 31, 2003, the fund's class A shares returned 2.05% without sales charge.

o The fund's return was better than both its benchmark and the average return of its peer group, the Lipper Intermediate Investment Grade Category.

o We believe that strength in lower-rated investment grade bonds and high-yield issues accounted for the fund's strong performance.

                                    Objective
                        Seeks total return by investing a
                        high level of current income and
                           opportunities for capital
                                 appreciation.

                                Total Net Assets
                                $1,025.5 million

                                 Class A shares

                                    [GRAPHIC: arrow up]
                                     2.05%

                                Lehman Brothers
                                 Aggregate Bond
                                      Index

                                    [GRAPHIC: arrow up]
                                      0.17%

                             Maturity
                Short         Interm.        Long
                ------------------------------------
        Quality
        High
                ------------------------------------
        Med                      X
                ------------------------------------
        Low
                ------------------------------------

FUND PROFILE

                                                 Columbia Intermediate Bond Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Because your fund is actively managed, there is no guarantee that these breakdowns and percentages will be maintained in the future.

PORTFOLIO STRUCTURE AS OF 12/31/03 (%)
--------------------------------------------------------------------------------
   Corporate fixed-income
     bonds & notes                                                          67.0
--------------------------------------------------------------------------------
   Federal agency
     mortgage-backed securities                                             15.3
--------------------------------------------------------------------------------
   Asset-backed & non-agency
     mortgage-backed securities                                              9.6
--------------------------------------------------------------------------------
   US Treasuries                                                             4.8
--------------------------------------------------------------------------------
   Cash & equivalents                                                        3.3
--------------------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 12/31/03 (%)
--------------------------------------------------------------------------------
   AAA                                                                      32.5
--------------------------------------------------------------------------------
   AA                                                                        9.1
--------------------------------------------------------------------------------
   A                                                                        24.5
--------------------------------------------------------------------------------
   BBB                                                                      20.2
--------------------------------------------------------------------------------
   BB                                                                       12.4
--------------------------------------------------------------------------------
   B and lower                                                               1.3
--------------------------------------------------------------------------------

MATURITY BREAKDOWN AS OF 12/31/03 (%)

  [The following table was represented by a bar graph in the printed material.]

  0-1 years 3.4

  1-5 years 52.9

 5-10 years 31.0

10-20 years 6.6

  20+ years 6.1

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch Investors Service, Inc. Maturity breakdown is based on each security's effective maturity and other conditions that affect a bond's maturity.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 12/31/2003.

PERFORMANCE OF A $10,000 INVESTMENT
01/01/94 - 12/31/03 ($)
--------------------------------------------------------------------------------
   sales charge                 without       with
--------------------------------------------------------------------------------
   Class A                      19,459       18,531
--------------------------------------------------------------------------------
   Class B                      19,183       19,183
--------------------------------------------------------------------------------
   Class C                      19,238       19,238
--------------------------------------------------------------------------------
   Class Z                      19,639         n/a
--------------------------------------------------------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION

                                                 Columbia Intermediate Bond Fund

Value of a $10,000 investment 01/01/94 - 12/31/03

[mountain chart]
                Class A           Class A             Lehman
              shares without    shares with        Aggregate
               sales charge     sales charge      Bond Index

01/1994         $10000             $9525             $10000
                  9781            9316.4               9713
               9702.75           9241.87            9612.96
               9772.61           9308.41             9671.6
               9745.25           9282.35            9708.35
               10151.6           9669.42            10197.6
               10683.6           10176.1            10818.7
                 10925           10406.1            11030.7
               11387.1           10846.3            11500.6
               11241.4           10707.4            11297.1
               11303.2           10766.3            11361.5
               11536.1           10988.1            11571.7
               11901.8           11336.4            11918.8
               11874.4           11310.4            11852.1
               12355.3           11768.4              12287
               12750.7             12145              12695
               13009.5           12391.6            13068.2
               13276.2           12645.6            13272.1
               13529.8           12887.1            13582.6
               13780.1           13125.5            14157.2
               13843.5           13185.9            14205.3
               13962.5           13299.3            14134.3
               13881.5           13222.2            14009.9
               14020.4           13354.4            14105.2
               14020.4           13354.4            14088.2
               14335.8           13654.9            14399.6
               14523.6           13833.7            14650.1
               15052.3           14337.3            15091.1
               15505.3           14768.8            15726.4
               16176.7           15408.3            16204.5
               16341.7           15565.5            16295.3
               16760.1             15964            17046.5
               16902.5           16099.7              17055
               17005.6           16197.9            17070.4
                 17174           16358.2            17700.3
                 17387           16561.1            18510.9
               17814.7           16968.5            18801.6
               18215.5           17350.3            19062.9
                 19068           18162.3            19539.5
                 19190           18278.5            19510.2
12/2003          19459             18531              19576



All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Lehman Brothers Aggregate Bond Index is an unmanaged group of fixed-income securities that differs from the composition of the fund. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/03 (%)

---------------------------------------------------------------------------------------------
   Share class                  A                   B                    C              Z
---------------------------------------------------------------------------------------------
   Inception                 7/31/00             2/01/02              2/1/02         12/5/78
---------------------------------------------------------------------------------------------
   Sales charge         without     with    without     with     without     with    without
---------------------------------------------------------------------------------------------
   6-month (cumulative)  2.05      -2.82      1.67      -3.31     1.75       0.75     2.18
---------------------------------------------------------------------------------------------
   1-year                9.23       4.03      8.42       3.42     8.58       7.58     9.50
---------------------------------------------------------------------------------------------
   5-year                7.05       6.02      6.74       6.43     6.80       6.80     7.25
---------------------------------------------------------------------------------------------
   10-year               6.88       6.36      6.73       6.73     6.76       6.76     6.98
---------------------------------------------------------------------------------------------

All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year-5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year-1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

ECONOMIC UPDATE

                                                 Columbia Intermediate Bond Fund

After struggling for two years to maintain solid, forward movement, the US economy steamed ahead during the six-month period ended December 31, 2003. The Federal Reserve Board's efforts to stimulate the economy through low short-term interest rates were finally rewarded, but the significant upswing in growth was the result of a combination of factors. A sizeable tax package gave disposable income a boost. Income taxes fell across all tax brackets and many taxpayers received rebate checks during the summer months. Corporate profits rose sharply, and orders for durable goods exceeded expectations late in the period. Consumer confidence continued to climb, although not without an occasional setback. Generally speaking, consumer spending increased and spending was strong going into the holiday season.

Early in the period, economists began to become optimistic that growth for the third quarter of 2003 would reflect this renewed vigor. Yet, no one seemed prepared for how extraordinary that growth might be. When gross domestic product
(GDP) for the third quarter was reported at 7.2%, then revised upward to 8.2%, it was clear that the economy was firing on all cylinders. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the labor market improved by year end. After unemployment peaked at 6.4% in June, it declined to 5.9%.

The US stock market, which had come to life at the end of March, headed sharply higher in the second half of 2003. The S&P 500 Index returned 15.14% for the six-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits. Technology and consumer stocks were the strongest sectors, but telecommunications and health care also picked up in the last months of the period.

The US bond market experienced extraordinary volatility as interest rates rose sharply in July as the economy improved and then came back down in September. High-yield bonds continued to lead the fixed income markets. The CSFB High Yield Index returned 9.05% for the six-month period compared to a -0.53% return for the Lehman Government/Credit Bond Index. Treasury and mortgage bonds suffered from the shift in interest rates early in the six-month period, but picked up some ground in the final month of the period. Municipal bonds also held on to modest gains. The Lehman Brothers Municipal Bond Index returned 1.45% for the six-month period.

Money market fund yields fell below 1%, reflecting historically low short-term interest rates. The Investment Company Institute, which tracks the movement of assets in and out of mutual funds, reported that money continued to flow out of money market funds during the year as investors sought alternatives to the low yields offered by short-term cash equivalents. Net new cash flow to money market funds turned negative in 2002 for the first time since 1993.

NET ASSET VALUE PER SHARE
AS OF 12/31/03 ($)
--------------------------------------------------------------------------------
   Class A                                                                  9.15
--------------------------------------------------------------------------------
   Class B                                                                  9.15
--------------------------------------------------------------------------------
   Class C                                                                  9.15
--------------------------------------------------------------------------------
   Class Z                                                                  9.15
--------------------------------------------------------------------------------

DISTRIBUTIONS PER SHARE
07/01/03 - 12/31/03 ($)
--------------------------------------------------------------------------------
   Class A                                                                  0.21
--------------------------------------------------------------------------------
   Class B                                                                  0.18
--------------------------------------------------------------------------------
   Class C                                                                  0.19
--------------------------------------------------------------------------------
   Class Z                                                                  0.23
--------------------------------------------------------------------------------

SEC YIELDS AS OF 12/31/03 (%)
--------------------------------------------------------------------------------
   Class A                                                                  3.81
--------------------------------------------------------------------------------
   Class B                                                                  3.24
--------------------------------------------------------------------------------
   Class C                                                                  3.39
--------------------------------------------------------------------------------
   Class Z                                                                  4.24
--------------------------------------------------------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at end of the period.

PORTFOLIO MANAGERS' REPORT

                                                 Columbia Intermediate Bond Fund

For the six months ended December 31, 2003, class A shares of Columbia Intermediate Bond Fund returned 2.05% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, which posted a total return of 0.17% for the same period. The fund also beat its peer group, the Lipper Intermediate Investment Grade Bond Category average, which returned 0.23% for the six-month period.(1) Lower-rated investment grade bonds and high-yield issues accounted for the fund's solid performance.

CORPORATE BONDS MOVED HIGHER

Encouraged by the recovering economy and expanding corporate profits, investors shifted their focus from the stability of government offerings to the greater potential of corporate issues. A dramatic stock market rally and the absence of major corporate scandals added to investor confidence. As a result, corporate bonds rose throughout 2003. As often happens in the early stages of a recovery, lower-quality issues led the way. The fund's high-yield bonds--approximately 14% of net assets--made a significant contribution to the fund's return. Investment grade bonds also helped performance, with the best returns coming from lower-rated BBB issues. The fund had a bigger stake than its benchmark in corporate issues, which explains the fund's superior relative performance.

DEPRESSED SECTORS BOUNCED BACK

We took advantage of low valuations to add to utility holdings, and bonds of El Paso and Calpine (0.1% and 0.2% of net assets, respectively)(2) both rose. Similarly, commitments in the depressed cable sector helped returns. Bonds of Comcast and CSC Holdings, better known as Cablevision (0.9% and 0.6% of net assets, respectively), both moved higher as business conditions improved. Comcast had acquired cable operations from AT&T, which we did not own. It merged the two operations faster than expected, and the market took favorable notice. Cablevision resolved questions about its liquidity and benefited from higher subscriber valuations in the industry. Airline bonds moved higher in the fourth quarter after having been out of favor during the protracted travel slump. Bonds issued by AMR (0.7% of net assets), parent of American Airlines, were among the fund's best performing bonds.

FORD AND SOVEREIGN ROSE, FIRSTENERGY FELL

After Standard & Poor's put Ford Motor Credit Company's bonds
(1.8% of net assets) on credit watch, nervous investors sold out. Our analyst's more positive assessment led us to take advantage of depressed valuations, and the bonds recovered after Ford restructured and reduced costs. In the financial sector, we sold bonds of Sovereign Bancorp after a solid price rise resulted in an inadequate yield. Ohio-based FirstEnergy

 1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

 2    Holdings are disclosed as of 12/31/03, and are subject to change.

                                                 Columbia Intermediate Bond Fund

(1.0% of net assets) faced delays in restarting its Davis Besse nuclear plant after corrosion appeared in the reactor shell. We continue to hold FirstEnergy because it is attractively priced and we expect the plant will eventually be restarted.

MANAGERS LOOK FOR CONTINUED RECOVERY

With the economic recovery apparently accelerating, we expect that corporate earnings will expand further and potentially benefit many of our corporate and high-yield holdings. However, after the recent, sharp rise in valuations, we made modest cuts to our corporate exposure in an effort to reduce portfolio risk. As part of that strategy, we added to Treasury holdings and used a price decline to purchase mortgage-backed issues last summer.

                     /s/ Michael T. Kennedy
]photo of Michael T. Kennedy]
                  Michael T. Kennedy, CFA and Thomas A. LaPointe, CFA are co-managers of Columbia Intermediate Bond Fund. They have managed the fund since March 2003. Mr. Kennedy joined Columbia Management in August 1987 and Mr. LaPointe in February 1999.

[photo of Thomas A. LaPointe
                     /s/ Thomas A. LaPointe

Investing in high-yield bonds involves greater credit and other risks not associated with investing in higher-quality bond. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

sidebar:

A dramatic stock market rally and the absense of major corporate scandals added to investor confidence.

FINANCIAL STATEMENTS
December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

                       A guide to understanding your fund's financial statements

                       ---------------------------------------------------------
Investment Portfolio   A list of all of the fund's holdings and their market
                       value as of the last day of the reporting period. To show areas of concentration and diversification, portfolio holdings are organized by type of asset, industry and country or geographic region (if applicable).

                       ---------------------------------------------------------
 Statement of Assets   This statement shows the fund's net assets and share
     and Liabilities   price for each share class. Net assets are calculated by
                       subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of outstanding shares in that class.

                       ---------------------------------------------------------
        Statement of   This statement details both the type of income earned by
          Operations   the fund and the operating and non-operating expenses
                       charged to the fund. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses over the reporting period. The total of these results represents the fund's net increase or decrease in net assets from operations.

                       ---------------------------------------------------------

Statement of Changes   This statement shows how the fund's net assets were
       in Net Assets   affected by its operations results, distributions to
                       shareholders and changes in the number of fund shares.
                       The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

                       ---------------------------------------------------------
Financial Highlights   The financial highlights provide an overview of the
                       fund's investment results, including per-share analytics, such as net investment income or loss from operations and distributions; ratios of expenses and net investment income to average net assets. The financial highlights also detail the fund's portfolio turnover rate, which is a measure of trading activity. A separate table is provided for each share class.

                       ---------------------------------------------------------
  Notes to Financial   These notes disclose information regarding certain fund
          Statements   background information, significant accounting policies
                       of the fund, including security valuation and income accruals and related party transactions.

INVESTMENT PORTFOLIO
December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - 67.0%
AGRICULTURE, FORESTRY & FISHING - 0.4%
Agricultural Services - 0.3%                                                                              Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Bunge Ltd. Finance Corp.,
                                                      4.375% 12/15/08 (a)                               2,600,000     2,611,596
                                                  ------------------------------------------------------------------------------
                                                                                      Agricultural Services Total     2,611,596
Forestry - 0.1%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Tembec Industries, Inc.,
                                                      8.500% 02/01/11                                   1,000,000     1,035,000
                                                  ------------------------------------------------------------------------------
                                                                                                   Forestry Total     1,035,000
                                                                                                                      ----------
                                                                            AGRICULTURE, FORESTRY & FISHING TOTAL     3,646,596
CONSTRUCTION - 0.3%
Building Construction - 0.3%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  D.R. Horton, Inc.,
                                                      9.750% 09/15/10                                   1,000,000     1,185,000
                                                  Standard Pacific Corp.,
                                                      9.250% 04/15/12                                   2,000,000     2,240,000
                                                  ------------------------------------------------------------------------------
                                                                                      Building Construction Total     3,425,000
                                                                                                                      ----------
                                                                                               CONSTRUCTION TOTAL     3,425,000
FINANCE, INSURANCE & REAL ESTATE-- 25.6%
Depository Institutions - 7.5%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Bank One Corp.,
                                                      6.000% 08/01/08 (b)                              11,888,000    13,129,107
                                                  Barclays Bank PLC,
                                                      7.375% 06/15/49 (a)(c)                            5,000,000     5,731,100
                                                  First Massachusetts Bank,
                                                      7.625% 06/15/11                                   5,500,000     6,414,815
                                                  First Union National Bank,
                                                      7.125% 10/15/06                                   6,340,000     7,077,342
                                                  J.P. Morgan Chase & Co.,
                                                      5.350% 03/01/07                                  10,000,000    10,672,500
                                                  Popular, Inc.,
                                                      6.125% 10/15/06                                   8,250,000     8,868,832
                                                  Rabobank Capital Funding,
                                                      5.260% 12/31/13 (a)                               9,500,000     9,499,715
                                                  Wells Fargo Financial, Inc.,
                                                      4.875% 06/12/07                                  14,300,000    15,185,885
                                                  ------------------------------------------------------------------------------
                                                                                    Depository Institutions Total    76,579,296
Financial Services - 6.2%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Citicorp,
                                                      8.040% 12/15/19 (a)                              12,075,000    14,165,907
                                                  Citigroup, Inc.,
                                                      5.000% 03/06/07                                   5,000,000     5,316,350
                                                  General Electric Capital Corp.,
                                                      5.375% 03/15/07                                  10,000,000    10,729,600
                                                  General Motors Acceptance Corp.,
                                                      6.150% 04/05/07                                   5,000,000     5,342,250
                                                  Hartford Financial Services Group,
                                                      4.700% 09/01/07                                   4,000,000     4,172,640

                                           See notes to investment portfolio.  7

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCE, INSURANCE & REAL ESTATE - (continued)
Financial Services - (continued)                                                                          Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  International Lease Finance Corp.,
                                                      6.375% 03/15/09                                   9,000,000    10,011,420
                                                  John Deere Capital Corp.,
                                                      7.000% 03/15/12                                   9,000,000    10,375,110
                                                  PF Export Receivables Master Trust,
                                                      3.748% 06/01/13 (a)                               3,250,000     3,164,395
                                                  ------------------------------------------------------------------------------
                                                                                         Financial Services Total    63,277,672
Holding & Other Investment Offices - 1.3%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  HSBC Holdings PLC,
                                                      9.547% 12/31/49 (a)(c)                           10,500,000    13,343,505
                                                  ------------------------------------------------------------------------------
                                                                         Holding & Other Investment Offices Total    13,343,505
Insurance Carriers - 2.5%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Florida Windstorm Underwriting Association,
                                                      7.125% 02/25/19 (a)                               4,425,000     5,128,398
                                                  Fund American Companies, Inc.,
                                                      5.875% 05/15/13                                   4,250,000     4,242,902
                                                  Prudential Insurance Co. of America,
                                                      7.650% 07/01/07 (a)                              10,105,000    11,439,466
                                                  Travelers Property Casualty Corp.,
                                                      3.750% 03/15/08                                   4,750,000     4,760,165
                                                  ------------------------------------------------------------------------------
                                                                                         Insurance Carriers Total    25,570,931
Non-Depository Credit Institutions - 3.0%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Ford Motor Credit Co.:
                                                      5.625% 10/01/08                                   5,000,000     5,158,900
                                                      7.000% 10/01/13                                   5,500,000     5,781,380
                                                      7.375% 10/28/09                                   7,000,000     7,590,520
                                                  General Motors Acceptance Corp.,
                                                      6.125% 01/22/08                                   3,500,000     3,731,595
                                                  Household Finance Corp.,
                                                      5.875% 02/01/09                                   8,200,000     8,905,446
                                                  ------------------------------------------------------------------------------
                                                                         Non-Depositary Credit Institutions Total    31,167,841
Real Estate - 2.5%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  EOP Operating L.P.,
                                                      8.375% 03/15/06                                  11,000,000    12,336,610
                                                  iStar Financial, Inc.,
                                                      8.750% 08/15/08                                   7,000,000     8,050,000
                                                  LNR Property Corp.,
                                                      7.625% 07/15/13                                   2,000,000     2,100,000
                                                  Thornburg Mortgage, Inc.,
                                                      8.000% 05/15/13                                   2,500,000     2,625,000
                                                  ------------------------------------------------------------------------------
                                                                                                Real Estate Total    25,111,610
Security Brokers & Dealers - 2.6%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Credit Suisse First Boston USA, Inc.:
                                                      4.625% 01/15/08                                   5,000,000     5,197,350
                                                      5.875% 08/01/06                                   7,750,000     8,356,282
                                                  Jefferies Group, Inc.,
                                                      7.750% 03/15/12                                   7,250,000     8,146,897


8  See notes to investment portfolio.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
FINANCE, INSURANCE & REAL ESTATE - (continued)
Security Brokers & Dealers - (continued)                                                                  Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Morgan Stanley,
                                                      6.100% 04/15/06                                   5,000,000     5,401,000
                                                  ------------------------------------------------------------------------------
                                                                                 Security Brokers & Dealers Total    27,101,529
                                                                                                                    ------------
                                                                           FINANCE, INSURANCE & REAL ESTATE TOTAL   262,152,384
MANUFACTURING - 8.5%
Apparel - 0.9%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Cintas Corp.:
                                                      5.125% 06/01/07                                   5,315,000     5,625,290
                                                      6.000% 06/01/12                                   3,250,000     3,503,565
                                                  ------------------------------------------------------------------------------
                                                                                                    Apparel Total     9,128,855
Auto Parts & Accessories - 0.5%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Dana Corp.:
                                                      9.000% 08/15/11                                   3,200,000     3,856,000
                                                      10.125% 03/15/10                                  1,000,000     1,167,500
                                                  ------------------------------------------------------------------------------
                                                                                   Auto Parts & Accessories Total     5,023,500
Chemicals & Allied Products - 2.4%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Dow Chemical Co.,
                                                      5.750% 11/15/09                                   6,000,000     6,399,960
                                                  Eastman Chemical Co.:
                                                      3.250% 06/15/08                                   2,750,000     2,637,195
                                                      6.300% 11/15/18                                  10,000,000    10,088,100
                                                  FMC Corp.,
                                                      10.250% 11/01/09                                  2,000,000     2,340,000
                                                  Lyondell Chemical Co.,
                                                      9.625% 05/01/07                                   2,000,000     2,110,000
                                                  Owens-Brockway Glass,
                                                      8.875% 02/15/09                                   1,000,000     1,092,500
                                                  ------------------------------------------------------------------------------
                                                                                Chemicals & Allied Products Total    24,667,755
Electronic & Electrical Equipment - 0.2%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Thomas & Betts Corp.,
                                                      7.250% 06/01/13                                   2,000,000     2,055,000
                                                  ------------------------------------------------------------------------------
                                                                          Electronic & Electrical Equipment Total     2,055,000
Food & Kindred Products - 0.7%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Cadbury-Schweppes PLC,
                                                      3.875% 10/01/08 (a)                               7,000,000     6,977,390
                                                  ------------------------------------------------------------------------------
                                                                                    Food & Kindred Products Total     6,977,390
Lumber & Wood Products - 0.6%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Georgia-Pacific Corp.,
                                                      7.500% 05/15/06                                   6,000,000     6,345,000
                                                  ------------------------------------------------------------------------------
                                                                                     Lumber & Wood Products Total     6,345,000


                                           See notes to investment portfolio.  9

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
MANUFACTURING - (continued)
Machinery & Computer Equipment - 1.0%                                                                     Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Briggs & Stratton Corp.,
                                                      8.875% 03/15/11                                   3,375,000     3,957,187
                                                  IBM Canada Credit Services Co.,
                                                      3.750% 11/30/07 (a)                               6,000,000     6,025,080
                                                  ------------------------------------------------------------------------------
                                                                             Machinery & Computer Equipment Total     9,982,267
Miscellaneous Manufacturing - 1.3%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Hutchison Whampoa International Ltd.,
                                                      6.250% 01/24/14 (a)                              11,500,000    11,601,430
                                                  SPX Corp.,
                                                      7.500% 01/01/13                                   2,000,000     2,175,000
                                                  Tempur-Pedic,
                                                      10.250% 08/15/10 (a)                                180,000       200,925
                                                  ------------------------------------------------------------------------------
                                                                                Miscellaneous Manufacturing Total    13,977,355
Paper Products - 0.6%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Cascades, Inc.,
                                                      7.250% 02/15/13                                   6,000,000     6,270,000
                                                  ------------------------------------------------------------------------------
                                                                                             Paper Products Total     6,270,000
Primary Metal - 0.1%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  United States Steel Corp.,
                                                      10.750% 08/01/08                                  1,000,000     1,180,000
                                                  ------------------------------------------------------------------------------
                                                                                              Primary Metal Total     1,180,000
Printing & Publishing - 0.2%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Mail-Well, Inc.,
                                                      9.625% 03/15/12                                   1,500,000     1,665,000
                                                  ------------------------------------------------------------------------------
                                                                                      Printing & Publishing Total     1,665,000
                                                                                                                     -----------
                                                                                              MANUFACTURING TOTAL    87,272,122
MINING & ENERGY - 4.1%
Metals & Mining - 0.8%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Alcoa, Inc.,
                                                      6.000% 01/15/12                                   5,000,000     5,427,750
                                                  Freeport-McMoRan Copper & Gold, Inc.,
                                                      10.125% 02/01/10                                  2,250,000     2,579,062
                                                  ------------------------------------------------------------------------------
                                                                                            Metals & Mining Total     8,006,812
Oil & Gas Extraction - 2.3%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Chesapeake Energy Corp.,
                                                      8.125% 04/01/11                                   2,000,000     2,225,000
                                                  Forest Oil Corp.,
                                                      8.000% 06/15/08                                   2,000,000     2,175,000
                                                  Newfield Exploration Co.,
                                                      7.450% 10/15/07                                   1,500,000     1,657,500
                                                  Nexen, Inc.,
                                                      7.875% 03/15/32                                   5,250,000     6,190,695


10  See notes to investment portfolio.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
MINING & ENERGY - (continued)
Oil & Gas Extraction - (continued)                                                                        Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Noble Drilling Corp.,
                                                      7.500% 03/15/19                                   4,245,000     4,826,735
                                                  Pemex Project Funding Master Trust,
                                                      7.875% 02/01/09                                   6,000,000     6,765,000
                                                  ------------------------------------------------------------------------------
                                                                                       Oil & Gas Extraction Total    23,839,930
Oil & Gas Field Services - 1.0%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  PDVSA Finance Ltd.:
                                                      7.400% 08/15/16                                   2,500,000     2,125,000
                                                      8.750% 02/15/04                                     245,000       246,838
                                                  Petrobas International Finance Co.:
                                                      9.125% 02/01/07                                   3,000,000     3,405,000
                                                      9.750% 07/06/11                                   3,500,000     4,068,750
                                                  ------------------------------------------------------------------------------
                                                                                   Oil & Gas Field Services Total     9,845,588
                                                                                                                     -----------
                                                                                            MINING & ENERGY TOTAL    41,692,330
RETAIL TRADE - 2.1%
Auto Dealers & Gas Stations - 0.9%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  DaimlerChrysler AG,
                                                      6.900% 09/01/04                                   8,706,000     8,983,896
                                                  ------------------------------------------------------------------------------
                                                                                Auto Dealers & Gas Stations Total     8,983,896
General Merchandise Stores - 0.2%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  JC Penney Co., Inc.,
                                                      8.000% 03/01/10                                   1,000,000     1,142,500
                                                  Saks, Inc.,
                                                      7.000% 12/01/13 (a)                               1,594,000     1,597,985
                                                  ------------------------------------------------------------------------------
                                                                                 General Merchandise Stores Total     2,740,485
Food Stores - 0.4%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Delhaize America, Inc.,
                                                      8.125% 04/15/11                                   2,000,000     2,284,340
                                                  Winn-Dixie Stores, Inc.,
                                                      8.875% 04/01/08                                   1,650,000     1,670,625
                                                  ------------------------------------------------------------------------------
                                                                                                Food Stores Total     3,954,965
Restaurants - 0.6%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Yum! Brands, Inc.,
                                                      7.700% 07/01/12                                   5,250,000     6,044,062
                                                  ------------------------------------------------------------------------------
                                                                                                Restaurants Total     6,044,062
                                                                                                                     -----------
                                                                                               RETAIL TRADE TOTAL    21,723,408
SERVICES - 4.9%
Amusement & Recreation - 1.0%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  MGM Mirage, Inc.,
                                                      8.375% 02/01/11                                   1,500,000     1,702,500
                                                  Mohegan Tribal Gaming,
                                                      8.375% 07/01/11                                   2,000,000     2,180,000


                                          See notes to investment portfolio.  11

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
SERVICES - (continued)
Amusement & Recreation - (continued)                                                                      Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Park Place Entertainment Corp.,
                                                      8.125% 05/15/11                                   2,000,000     2,250,000
                                                  Royal Caribbean Cruises,
                                                      8.000% 05/15/10                                   1,500,000     1,635,000
                                                  Steinway Musical Instruments, Inc.,
                                                      8.750% 04/15/11                                   2,000,000     2,120,000
                                                  ------------------------------------------------------------------------------
                                                                                     Amusement & Recreation Total     9,887,500
Business Services - 0.1%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  FedEx Corp.,
                                                      7.530% 09/23/06                                   1,399,362     1,540,404
                                                  ------------------------------------------------------------------------------
                                                                                          Business Services Total     1,540,404
Health Services - 3.1%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  HCA, Inc.:
                                                      6.950% 05/01/12                                   3,000,000     3,217,200
                                                      7.125% 06/01/06                                   5,000,000     5,408,500
                                                      7.875% 02/01/11                                   5,015,000     5,639,869
                                                  PacifiCare Health Systems, Inc.,
                                                      10.750% 06/01/09                                  2,275,000     2,667,437
                                                  Tenet Healthcare Corp.,
                                                      5.375% 11/15/06                                   7,250,000     7,195,625
                                                  Wyeth:
                                                      6.450% 02/01/24                                   2,400,000     2,445,168
                                                      6.500% 02/01/34                                   5,000,000     5,104,500
                                                  ------------------------------------------------------------------------------
                                                                                            Health Services Total    31,678,299
Hotels, Camps & Lodging - 0.7%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Hyatt Equities LLC,
                                                      6.875% 06/15/07 (a)                               5,000,000     5,306,450
                                                  Starwood Hotels & Resorts Worldwide, Inc.,
                                                      7.375% 05/01/07                                   2,000,000     2,155,000
                                                  ------------------------------------------------------------------------------
                                                                                    Hotels, Camps & Lodging Total     7,461,450
                                                                                                                     -----------
                                                                                                   SERVICES TOTAL    50,567,653
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 20.7%
Aerospace - 1.7%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Raytheon Co.:
                                                      4.850% 01/15/11                                   2,000,000     2,015,940
                                                      8.300% 03/01/10                                   7,000,000     8,326,570
                                                  Systems 2001 Asset Trust:
                                                      6.664% 09/15/13 (a)                               2,471,305     2,731,286
                                                      7.156% 12/15/11 (a)                               4,412,172     4,816,067
                                                  ------------------------------------------------------------------------------
                                                                                                  Aerospace Total    17,889,863
Air Transportation - 3.9%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Air 2 US,
                                                      8.027% 10/01/19 (a)                               5,950,161     4,998,136
                                                  American Airlines, Inc.,
                                                      7.024% 10/15/09                                   7,000,000     7,017,500

12  See notes to investment portfolio.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - (continued)
Air Transportation - (continued)                                                                          Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Continental Airlines, Inc.:
                                                      6.940% 10/15/13                                   1,521,439     1,471,992
                                                      7.461% 04/01/15                                   4,077,780     3,996,224
                                                      7.875% 07/02/18                                   4,250,000     4,250,000
                                                  Delta Air Lines, Inc.:
                                                      7.570% 11/18/10                                   4,250,000     4,377,500
                                                      7.779% 11/18/05                                   3,000,000     2,775,000
                                                  Southwest Airlines Co.,
                                                      5.496% 11/01/06                                   7,000,000     7,458,570
                                                  United Airlines, Inc.:
                                                      7.783% 01/01/14 (d)                               2,843,628     2,331,775
                                                      9.200% 03/22/08 (e)                               2,399,897       743,968
                                                  ------------------------------------------------------------------------------
                                                                                         Air Transportation Total    39,420,665
Broadcasting - 2.4%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Liberty Media Corp.,
                                                      2.670% 09/17/06 (c)                              11,000,000    11,058,410
                                                  Viacom, Inc.:
                                                      7.700% 07/30/10                                   6,500,000     7,744,490
                                                      7.750% 06/01/05                                   5,000,000     5,410,450
                                                  ------------------------------------------------------------------------------
                                                                                               Broadcasting Total    24,213,350
Cable - 1.8%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Comcast Corp.,
                                                      8.375% 03/15/13                                   7,214,000     8,835,996
                                                  CSC Holdings, Inc.:
                                                      7.875% 02/15/18                                   4,250,000     4,515,625
                                                      8.125% 07/15/09                                   2,000,000     2,145,000
                                                  EchoStar DBS Corp.,
                                                      6.375% 10/01/11 (a)                               2,500,000     2,568,750
                                                  Rogers Cable, Inc.,
                                                      6.250% 06/15/13                                     500,000       503,970
                                                  ------------------------------------------------------------------------------
                                                                                                      Cable Total    18,569,341
Electric Services - 7.7%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Calpine Corp.,
                                                      8.500% 07/15/10 (a)                               2,500,000     2,425,000
                                                  Edison Mission Energy,
                                                      9.875% 04/15/11                                   1,100,000     1,148,125
                                                  FirstEnergy Corp.:
                                                      5.500% 11/15/06                                   5,000,000     5,179,650
                                                      7.375% 11/15/31                                   5,250,000     5,357,835
                                                  FPL Energy American Wind LLC,
                                                      6.639% 06/20/23 (a)                               4,670,000     4,868,615
                                                  Kansas City Power & Light,
                                                      6.000% 03/15/07                                  10,000,000    10,684,700
                                                  MidAmerican Energy Holdings Co.:
                                                      3.500% 05/15/08                                   5,310,000     5,216,385
                                                      4.625% 10/01/07                                   5,000,000     5,167,650
                                                      5.875% 10/01/12                                   7,000,000     7,323,750
                                                  MSW Energy Holdings LLC,
                                                      8.500% 09/01/10 (a)                               2,000,000     2,180,000


                                          See notes to investment portfolio.  13

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - (continued)
Electric Services - (continued)                                                                           Par ($)     Value ($)
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Nevada Power Co.,
                                                      9.000% 08/15/13 (a)                               2,000,000     2,212,500
                                                  Niagara Mohawk Power Corp.,
                                                      8.875% 05/15/07                                   5,500,000     6,315,045
                                                  Northern States Power Co.,
                                                      8.000% 08/28/12                                   3,750,000     4,558,725
                                                  Oglethorpe Power Corp.,
                                                      6.974% 06/30/11                                   2,724,000     2,951,427
                                                  Oncor Electric Delivery Co.,
                                                      7.250% 01/15/33                                   4,500,000     5,058,495
                                                  PSEG Power LLC,
                                                      5.500% 12/01/15                                   3,350,000     3,339,012
                                                  South Point Energy Center LLC,
                                                      8.400% 05/30/12 (a)                               1,799,780     1,723,289
                                                  Tenaska Alabama,
                                                      6.125% 03/30/23 (a)                               3,472,932     3,590,560
                                                  ------------------------------------------------------------------------------
                                                                                          Electric Services Total    79,300,763
Pipelines - 0.6%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  El Paso Corp.,
                                                      6.750% 05/15/09                                   1,500,000     1,428,750
                                                  Southern National Gas,
                                                      8.875% 03/15/10                                   2,000,000     2,247,500
                                                  Williams Companies, Inc.,
                                                      8.125% 03/15/12                                   2,000,000     2,240,000
                                                  ------------------------------------------------------------------------------
                                                                                                  Pipelines Total     5,916,250
Railroads - 0.2%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Kansas City Southern Railway,
                                                      7.500% 06/15/09                                   2,000,000     2,060,000
                                                  ------------------------------------------------------------------------------
                                                                                                  Railroads Total     2,060,000
Sanitary Services - 0.6%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Allied Waste North America, Inc.,
                                                      8.875% 04/01/08                                   5,500,000     6,132,500
                                                  ------------------------------------------------------------------------------
                                                                                          Sanitary Services Total     6,132,500
Telecommunications - 1.8%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Rogers Cantel, Inc.,
                                                      9.750% 06/01/16                                   2,000,000     2,380,000
                                                  Sprint Corp.:
                                                      6.125% 11/15/08                                   3,800,000     4,033,624
                                                      8.750% 03/15/32                                   1,500,000     1,772,085
                                                  Telefonos de Mexico SA,
                                                      4.500% 11/19/08 (a)                               6,000,000     6,030,120
                                                  TPSA Finance BV,
                                                      7.750% 12/10/08 (a)                               3,000,000     3,314,670
                                                  WorldCom, Inc.,
                                                      8.250% 05/15/31 (e)                               4,000,000     1,345,000
                                                  ------------------------------------------------------------------------------
                                                                                         Telecommunications Total    18,875,499
                                                                                                                    ------------
                                                                        TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
                                                                                    GAS & SANITARY SERVICES TOTAL   212,378,231


14  See notes to investment portfolio.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)
WHOLESALE TRADE - 0.4%
Non-Durable Goods - 0.4%
-----------------------------------------         ------------------------------------------------------------------------------
                                                                                                          Par ($)     Value ($)
                                                  Lilly Del Mar, Inc.,
                                                      7.717% 08/01/29 (a)(c)                            4,155,000     4,270,015
                                                  ------------------------------------------------------------------------------
                                                                                          Non-Durable Goods Total     4,270,015
                                                                                                                    ------------
                                                                                            WHOLESALE TRADE TOTAL     4,270,015

                                                                       CORPORATE-FIXED INCOME BONDS & NOTES TOTAL
                                                                                           (cost of $653,210,898)   687,127,739

GOVERNMENT AGENCIES & OBLIGATIONS - 20.1%
FOREIGN GOVERNMENT BOND - 0.7%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  State of Qatar,
                                                      9.750% 06/15/30 (a)                               5,000,000     7,025,000
                                                  ------------------------------------------------------------------------------
                                                                                    FOREIGN GOVERNMENT BOND TOTAL     7,025,000
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 19.4%
-----------------------------------------         ------------------------------------------------------------------------------
                                                  Federal Home Loan Mortgage Corporation:
                                                      4.500% 09/01/18                                   9,811,504     9,821,754
                                                      12.000% 07/01/20                                    450,279       509,759
                                                  ------------------------------------------------------------------------------
                                                                                                                     10,331,513
                                                  Federal National Mortgage Association:
                                                      4.500% 07/01/18 - 10/01/18                       46,754,800    46,862,087
                                                      5.000% 07/25/15 - 06/01/18                       58,881,583    59,780,038
                                                      5.500% 12/01/17                                   9,611,985     9,971,200
                                                      6.000% 04/01/09 - 03/01/24                        4,729,270     4,964,349
                                                      6.500% 10/01/28 - 12/01/31                        5,781,898     6,049,593
                                                      9.250% 03/25/18                                     343,125       379,474
                                                      To Be Announced,
                                                      4.500% 01/20/19 (f)                              10,000,000    10,009,380
                                                  ------------------------------------------------------------------------------
                                                                                                                    138,016,121
                                                  Government National Mortgage Association:
                                                      4.750% 07/20/25                                     233,269       238,422
                                                      8.000% 01/15/08 - 07/15/08                          571,706       616,100
                                                      9.000% 06/15/16 - 10/15/16                           38,328        42,803
                                                  ------------------------------------------------------------------------------
                                                                                                                        897,325
                                                  U.S. Treasury Bonds and Notes:
                                                      3.375% 11/15/08                                   4,500,000     4,535,685
                                                      4.000% 11/15/12                                   2,225,000     2,203,620
                                                      4.250% 11/15/13                                  12,580,000    12,566,238
                                                      5.375% 02/15/31                                  26,310,000    27,437,436
                                                      5.750% 08/15/10                                   2,385,000     2,674,181
                                                  ------------------------------------------------------------------------------
                                                                                                                     49,417,160
                                                                                                                    ------------
                                                                     U.S. GOVERNMENT AGENCIES & OBLIGATIONS TOTAL   198,662,119

                                                                          GOVERNMENT AGENCIES & OBLIGATIONS TOTAL
                                                                                           (cost of $203,519,279)   205,687,119


                                          See notes to investment portfolio.  15

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

ASSET-BACKED & NON-AGENCY
MORTGAGE-BACKED SECURITIES - 9.6%                                                                         Par ($)        Value ($)
-----------------------------------------         ---------------------------------------------------------------------------------
                                                  American Mortgage Trust,
                                                      7.432% 09/27/22                                      44,798           40,318
                                                  Bank One Issuance Trust,
                                                      4.160% 01/15/08                                  13,000,000       13,417,300
                                                  California Infrastructure,
                                                      6.420% 12/26/09                                  10,000,000       11,068,000
                                                  Capital One Multi-Asset Execution Trust,
                                                      3.650% 07/15/11                                   5,000,000        5,018,250
                                                  Cigna CBO Ltd.,
                                                      6.460% 11/15/08 (a)                               4,007,994        4,101,305
                                                  Citibank Credit Card Issuance Trust:
                                                      2.500% 04/07/08                                  11,290,000       11,317,209
                                                      4.950% 02/09/09                                   5,000,000        5,302,150
                                                  Diversified REIT Trust,
                                                      6.780% 03/18/11 (a)(c)                            5,000,000        5,514,050
                                                  First Union National Bank:
                                                      5.585% 02/12/34                                   5,878,940        6,284,831
                                                      6.141% 02/12/34                                   8,000,000        8,798,598
                                                  GS Mortgage Securities Corp.,
                                                      7.750% 09/19/27 (a)                               2,388,071        2,581,620
                                                  LB-UBS Commercial Mortgage Trust,
                                                      6.510% 12/15/26                                   5,000,000        5,612,583
                                                  Merrill Lynch Mortgage Investors, Inc.,
                                                      7.127% 12/26/25 (c)                                 658,867          673,040
                                                  Nomura Asset Securities Corp.,
                                                      7.120% 04/13/39                                   6,255,000        6,811,560
                                                  Structured Asset Securities Corp.,
                                                      1.888% 02/25/28 (c)                              10,465,082          819,399
                                                  Wachovia Bank Commercial Mortgage Trust,
                                                      3.989% 06/15/35                                  11,930,000       11,185,329
                                                   --------------------------------------------------------------------------------
                                                                                        ASSET-BACKED & NON-AGENCY
                                                                                 MORTGAGE-BACKED SECURITIES TOTAL
                                                                                            (cost of $96,706,123)       98,545,542

SHORT-TERM OBLIGATION - 3.0%
-----------------------------------------         ---------------------------------------------------------------------------------
                                                  Repurchase agreement with State Street Bank
                                                  & Trust Co., dated 12/31/03, due 01/02/04 at 0.780%,
                                                  collateralized by a U.S. Treasury Note maturing
                                                  11/15/28, market value $31,798,845
                                                  (repurchase proceeds $31,175,351)
                                                  (cost of $31,174,000)                                31,174,000       31,174,000
                                                                                                                    ---------------

                                                  Total Investments -- 99.7%
                                                  (cost of $984,610,300) (g)                                         1,022,534,400

                                                  Other Assets & Liabilities, Net - 0.3%                                 2,940,838
                                                  Net Assets - 100.0%                                               $1,025,475,238


16  See notes to investment portfolio.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

Notes to Investment Portfolio:

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $161,744,325, which represents 15.8% of net assets.

(b) This security, or a portion thereof, with a market value of $1,984,607, is being used to collateralize open futures contracts.

(c) Interest rates on variable rate securities change periodically. The rate listed is as of December 31, 2003.

(d) As of December 31, 2003, the Fund held a security of this issuer that has filed for bankruptcy protection under Chapter 11, representing 0.2% of net assets. This issuer is in default of certain debt covenants, however, income is being fully accrued.

(e) As of December 31, 2003, the Fund held securities of these issuers that have filed for bankruptcy protection under Chapter 11, representing 0.2% of net assets. These issuers are in default of certain debt covenants. Income is not being accrued.

(f) This security has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.

(g)   Cost for federal income tax purposes is $987,104,789.

Short futures contracts open at December 31, 2003:

                                   Par Value                      Unrealized
                                  Covered by      Expiration     Depreciation
   Type                            Contracts         Date         at 12/31/03
   ----                            ---------         ----        ------------
   5 Year U.S. Treasury Note      $21,000,000      Mar-2004       $  (365,373)
   10 Year U.S. Treasury Note      13,200,000      Mar-2004          (287,414)
   30 Year U.S. Treasury Bond      30,000,000      Mar-2004          (686,017)
                                                                  -----------
                                                                  $(1,338,804)
                                                                  ===========


                                          See notes to financial statements.  17

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2003 (Unaudited)                   Columbia Intermediate Bond Fund

                                                                                                                               ($)
------------------------------------------        ---------------------------------------------------------------------------------
                                   Assets:        Investments, at cost                                                984,610,300
                                                  Investments, at value                                             1,022,534,400
                                                  Cash                                                                     55,963
                                                  Receivable for:
                                                    Investments sold                                                    2,149,125
                                                    Fund shares sold                                                    3,937,034
                                                    Interest                                                           12,438,388
                                                  Deferred Trustees' compensation plan                                      8,521
                                                                                                                    -------------
                                                                                                     Total Assets   1,041,123,431
                                                  -------------------------------------------------------------------------------
                              Liabilities:        Payable for:
                                                    Investments purchased                                               2,583,270
                                                    Investments purchased on a delayed delivery basis                  10,006,250
                                                    Fund shares repurchased                                             1,560,566
                                                    Futures variation margin                                               84,375
                                                    Distributions                                                         554,302
                                                    Investment advisory fee                                               292,996
                                                    Administration fee                                                    126,870
                                                    Transfer agent fee                                                    180,435
                                                    Pricing and bookkeeping fees                                           56,030
                                                    Distribution and service fees                                         179,277
                                                    Deferred Trustees' fees                                                 8,521
                                                    Other liabilities                                                      15,301
                                                                                                                    -------------
                                                                                                Total Liabilities      15,648,193

                                                                                                       Net Assets   1,025,475,238
                                                  -------------------------------------------------------------------------------
                Composition of Net Assets:        Paid-in capital                                                   1,001,371,460
                                                  Overdistributed net investment income                                (3,443,405)
                                                  Accumulated net realized loss                                        (9,038,113)
                                                  Net unrealized appreciation (depreciation) on:
                                                    Investments                                                        37,924,100
                                                    Futures contracts                                                  (1,338,804)
                                                                                                                   --------------
                                                                                                       Net Assets   1,025,475,238
                                                  -------------------------------------------------------------------------------
                                  Class A:        Net assets                                                          124,118,056
                                                  Shares outstanding                                                   13,562,453
                                                  Net asset value per share                                                  9.15(a)
                                                  Maximum offering price per share ($9.15/0.9525)                            9.61(b)
                                                  -------------------------------------------------------------------------------
                                  Class B:        Net assets                                                         104,133,775
                                                  Shares outstanding                                                  11,378,713
                                                  Net asset value and offering price per share                              9.15(a)
                                                  -------------------------------------------------------------------------------
                                  Class C:        Net assets                                                          55,780,369
                                                  Shares outstanding                                                   6,095,130
                                                  Net asset value and offering price per share                              9.15(a)
                                                  -------------------------------------------------------------------------------
                                  Class Z:        Net assets                                                          741,443,038
                                                  Shares outstanding                                                   81,017,335
                                                  Net asset value, offering and redemption price per share                   9.15

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)   On sales of $50,000 or more the offering price is reduced.


18  See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2003
(Unaudited)

                                                 Columbia Intermediate Bond Fund

                                                                                                                             ($)
                                                  -------------------------------------------------------------------------------
                        Investment Income:        Interest                                                           26,215,486

                                                  -------------------------------------------------------------------------------
                                 Expenses:        Investment advisory fee                                             1,696,042
                                                  Administration fee                                                    727,049
                                                  Distribution fee:
                                                    Class A                                                              52,800
                                                    Class B                                                             389,112
                                                    Class C                                                             200,156
                                                  Service fee:
                                                    Class A                                                             131,650
                                                    Class B                                                             129,704
                                                    Class C                                                              66,667
                                                  Transfer agent fee                                                    935,989
                                                  Pricing and bookkeeping fees                                          157,324
                                                  Trustees' fees                                                         13,301
                                                  Custody fee                                                            13,222
                                                  Other expenses                                                        134,910
                                                                                                                   ------------
                                                   Total Expenses                                                     4,647,926

                                                  Fees waived by Distributor:
                                                    Class A                                                             (52,800)
                                                    Class C                                                             (40,154)
                                                                                                                   ------------
                                                   Net Expenses                                                       4,554,972

                                                                                                                   ------------
                                                  Net Investment Income                                              21,660,514

                                                  -------------------------------------------------------------------------------
              Net Realized and Unrealized         Net realized gain on:
               Gain (Loss) on Investments           Investments                                                       3,482,137
                    and Futures Contracts:          Futures contracts                                                 7,217,422
                                                                                                                   ------------
                                                     Net realized gain                                               10,699,559

                                                  Net change in unrealized appreciation/depreciation on:
                                                    Investments                                                      (9,100,965)
                                                    Futures contracts                                                (3,160,584)
                                                                                                                   ------------
                                                     Net change in unrealized appreciation/depreciation             (12,261,549)

                                                                                                                   ------------
                                                  Net Loss                                                           (1,561,990)

                                                                                                                   ------------
                                                  Net Increase in Net Assets from Operations                         20,098,524


                                          See notes to financial statements.  19

STATEMENT OF CHANGES IN NET ASSETS

                                                 Columbia Intermediate Bond Fund

                                                                                                       (Unaudited)
                                                                                                        Six Months
                                                                                                           Ended        Year Ended
                                                                                                       December 31,      June 30,
Increase (Decrease) in Net Assets:                                                                        2003($)       2003(a)($)
------------------------------------------        ----------------------------------------------------------------------------------
                               Operations:        Net investment income                                  21,660,514      47,471,086
                                                  Net realized gain (loss) on investments
                                                    and futures contracts                                10,699,559      (1,842,521)
                                                  Net change in unrealized appreciation/depreciation
                                                    on investments and futures contracts                (12,261,549)     50,393,482
                                                                                                       ----------------------------
                                                    Net Increase from Operations                         20,098,524      96,022,047

                                                  ----------------------------------------------------------------------------------
   Distributions Declared to Shareholders:        From net investment income:
                                                    Class A                                              (2,479,396)     (3,487,025)
                                                    Class B                                              (2,046,447)     (3,467,410)
                                                    Class C                                              (1,090,995)     (1,549,430)
                                                    Class Z                                             (17,479,164)    (40,839,542)
                                                                                                       ----------------------------
                                                      Total Distributions Declared to Shareholders      (23,096,002)    (49,343,407)

                                                  ----------------------------------------------------------------------------------
                       Share Transactions:        Class A:
                                                    Subscriptions                                        46,313,971      93,406,890
                                                    Distributions reinvested                              2,112,290       2,883,981
                                                    Redemptions                                         (17,284,142)    (40,046,836)
                                                                                                       ----------------------------
                                                      Net Increase                                       31,142,119      56,244,035
                                                  Class B:
                                                    Subscriptions                                        13,020,827      83,003,613
                                                    Distributions reinvested                              1,412,728       2,442,195
                                                    Redemptions                                         (13,825,521)    (15,335,796)
                                                                                                       ----------------------------
                                                      Net Increase                                          608,034      70,110,012
                                                  Class C:
                                                    Subscriptions                                        13,715,968      48,689,817
                                                    Distributions reinvested                                648,944         974,767
                                                    Redemptions                                         (10,112,310)    (11,862,809)
                                                                                                       ----------------------------
                                                      Net Increase                                        4,252,602      37,801,775
                                                  Class Z:
                                                    Subscriptions                                       137,251,905     269,095,613
                                                    Distributions reinvested                             15,602,188      35,988,674
                                                    Redemptions                                        (126,856,282)   (351,929,592)
                                                                                                       ----------------------------
                                                      Net Increase (Decrease)                            25,997,811     (46,845,305)
                                                    Net Increase from Share Transactions                 62,000,566     117,310,517
                                                      Total Increase in Net Assets                       59,003,088     163,989,157
                                                  ---------------------------------------------------------------------------------

(a) Effective July 29, 2002, Stein Roe Intermediate Bond Fund Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.


20  See notes to financial statements.

                                                 Columbia Intermediate Bond Fund


                                                                                                     (Unaudited)
                                                                                                      Six Months
                                                                                                         Ended      Year Ended
                                                                                                     December 31,    June 30,
                                                                                                        2003($)     2003(a)($)
------------------------------------------        -------------------------------------------------------------------------------
                               Net Assets:        Beginning of period                                 966,472,150   802,482,993
                                                  End of period (including overdistributed
                                                  net investment income of $(3,443,405)
                                                  and $(2,007,917), respectively)                   1,025,475,238   966,472,150

                                                  -------------------------------------------------------------------------------
                        Changes in Shares:        Class A:
                                                    Subscriptions                                       5,119,086    10,637,329
                                                    Issued for distributions reinvested                   233,319       325,300
                                                    Redemptions                                        (1,917,071)   (4,558,154)
                                                                                                    -----------------------------
                                                      Net Increase                                      3,435,334     6,404,475
                                                  Class B:
                                                    Subscriptions                                       1,440,284     9,478,046
                                                    Issued for distributions reinvested                   156,177       275,656
                                                    Redemptions                                        (1,530,758)   (1,735,505)
                                                                                                    -----------------------------
                                                      Net Increase                                         65,703     8,018,197
                                                  Class C:
                                                    Subscriptions                                       1,515,174     5,533,514
                                                    Issued for distributions reinvested                    71,724       109,962
                                                    Redemptions                                        (1,119,373)   (1,350,773)
                                                                                                    -----------------------------
                                                      Net Increase                                        467,525     4,292,703
                                                  Class Z:
                                                    Subscriptions                                      15,143,883    30,633,958
                                                    Issued for distributions reinvested                 1,724,750     4,081,323
                                                    Redemptions                                       (14,034,498)  (40,109,913)
                                                                                                    -----------------------------
                                                      Net Increase (Decrease)                           2,834,135   (5,394,632)

(a) Effective July 29, 2002, Stein Roe Intermediate Bond Fund Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.

                                          See notes to financial statements.  21

NOTES TO FINANCIAL STATEMENTS
December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

NOTE 1. ORGANIZATION

Columbia Intermediate Bond Fund (the "Fund"), a series of Columbia Funds Trust VIII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks total return by investing for a high level of current income and opportunities for capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Intermediate Bond Fund to Columbia Intermediate Bond Fund. Also on that date, the Trust changed its name from Liberty-Stein Roe Funds Income Trust to Columbia Funds Trust VIII.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations and may differ from GAAP.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the year ended June 30, 2003 was as follows:

 Distributions paid from:
    Ordinary Income*                           $49,343,407
    Long-Term Capital Gains                             --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:


             Undistributed     Undistributed
               Ordinary          Long-term     Net Unrealized
                Income         Capital Gains    Appreciation*
--------------------------------------------------------------------------------
              $ 190,961           $    --       $ 45,019,339

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

         Unrealized appreciation                  $  49,158,529
         Unrealized depreciation                    (13,728,918)
--------------------------------------------------------------------------------
         Net unrealized appreciation              $  35,429,611

The following capital loss carryforwards, determined as of June 30, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                     Year of                Capital Loss
                   Expiration               Carryforward
--------------------------------------------------------------------------------
                      2004                    $1,241,013
--------------------------------------------------------------------------------
                      2005                     1,289,388
--------------------------------------------------------------------------------
                      2008                     1,558,676
--------------------------------------------------------------------------------
                      2009                     3,689,913
--------------------------------------------------------------------------------
                                              $7,778,990
--------------------------------------------------------------------------------

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:


                Average Daily Net Assets          Fee Rate
--------------------------------------------------------------------------------
                    First $1 billion                0.35%
--------------------------------------------------------------------------------
                     Over $1 billion                0.30%
--------------------------------------------------------------------------------

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 0.35% of the Fund's average daily net assets.

For the six months ended December 31, 2003, the Fund's annualized effective investment advisory fee rate was 0.35%.

Administration Fee

Columbia provides administrative and other services for a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended December 31, 2003, the annualized effective pricing and bookkeeping fee rate was 0.032%.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for an annual fee of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended December 31, 2003, the annualized effective transfer agent fee rate was 0.12%. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

Effective October 13, 2003 Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees:

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003 Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended December 31, 2003, the Distributor has retained net underwriting discounts of $36,544 on sales of the Fund's Class A shares and received CDSC of $167,424 and $11,803 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rates of 0.10%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A distribution fee and a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended December 31, 2003, there were no such credits.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $812,772,375 and $744,292,326, respectively, of which $422,198,181 and $371,596,326, respectively, were U.S. Government securities.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended December 31, 2003, the Fund did not borrow under these agreements.

December 31, 2003 (Unaudited)                    Columbia Intermediate Bond Fund

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transaction costs or operating expenses, or other consequences for the Columbia Funds.

NOTE 8. BUSINESS COMBINATIONS

Change in Fund Structure

Prior to September 13, 2002, the Fund invested substantially all of its assets in the SR&F Intermediate Bond Portfolio (the "Portfolio") as part of a master/feeder structure. As of the close of business on September 12, 2002, the Portfolio distributed all of its net assets to the Fund in exchange for the Fund's interest in the Portfolio in complete liquidation of the Portfolio. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to its investors on a daily basis, based on methods approved by the Internal Revenue Service.

FINANCIAL HIGHLIGHTS

                                                 Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                       (UNAUDITED)
                                                        SIX MONTHS                                           PERIOD
                                                          ENDED               YEAR ENDED JUNE 30,             ENDED
                                                       DECEMBER 31,    --------------------------------      JUNE 30,
CLASS A SHARES                                             2003               2003(A)         2002(A)       2001(A)(B)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   9.18            $  8.73         $  8.84         $  8.46
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                    0.20               0.45            0.53(d)         0.56
Net realized and unrealized gain (loss) on investments
and future contracts                                        (0.02)              0.48           (0.08)(d)        0.36
                                                         --------            -------         -------         -------
Total from Investment Operations                             0.18               0.93            0.45            0.92
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                  (0.21)             (0.48)          (0.56)          (0.54)
Return of capital                                              --                 --              --(e)           --
                                                         --------            -------         -------         -------
Total Distributions Declared to Shareholders                (0.21)             (0.48)          (0.56)          (0.54)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   9.15            $  9.18         $  8.73         $  8.84
Total return (f)                                             2.05%(g)(h)       11.03%(g)        5.10%(g)       11.19%(h)
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                                       1.01%(j)           1.05%           1.04%           0.96%(j)
Interest expense                                               --                 --(k)           --              --
Expenses (i)                                                 1.01%(j)           1.05%           1.04%           0.96%(j)
Net investment income (i)                                    4.39%(j)           5.13%           5.94%(d)        6.90%(j)
Waiver/reimbursement                                         0.10%(j)           0.10%           0.10%             --
Portfolio turnover                                             80%(h)            114%            179%(l)         254%(l)
Net assets, end of period (000's)                        $124,118            $92,993         $32,493         $12,279
-----------------------------------------------------------------------------------------------------------------------

(a) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the merger.

(b) Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.10% to 5.94%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

(l)   Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

                                                 Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                               (UNAUDITED)
                                                                                SIX MONTHS         YEAR           PERIOD
                                                                                  ENDED            ENDED           ENDED
                                                                               DECEMBER 31,       JUNE 30,        JUNE 30,
CLASS B SHARES                                                                     2003           2003 (A)       2002 (A)(B)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $   9.18          $   8.73        $  8.89
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                            0.17              0.39           0.18(d)
Net realized and unrealized gain (loss) on investments and futures contracts        (0.02)             0.47          (0.13)(d)
                                                                                 --------          --------        -------
Total from Investment Operations                                                     0.15              0.86           0.05
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.18)            (0.41)         (0.21)
Return of capital                                                                      --                --             --(e)
                                                                                 --------          --------        -------
Total Distributions Declared to Shareholders                                        (0.18)            (0.41)         (0.21)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                   $   9.15          $   9.18        $  8.73
Total return (f)                                                                     1.67%(g)         10.21%          0.51%(g)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                                                               1.76%(i)          1.80%          1.83%(i)
Interest expense                                                                       --                --(j)          --
Expenses (h)                                                                         1.76%(i)          1.80%          1.83%(i)
Net investment income (h)                                                            3.65%(i)          4.38%          5.04%(d)(i)
Portfolio turnover                                                                     80%(g)           114%           179%(k)
Net assets, end of period (000's)                                                $104,134          $103,880        $28,758
------------------------------------------------------------------------------------------------------------------------------

(a) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the merger.

(b) Class B shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.19% to 5.04%.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

(k)   Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

                                                 Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                               (UNAUDITED)
                                                                                SIX MONTHS         YEAR           PERIOD
                                                                                  ENDED            ENDED           ENDED
                                                                               DECEMBER 31,       JUNE 30,        JUNE 30,
CLASS C SHARES                                                                     2003           2003 (A)       2002 (A)(B)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $  9.18           $  8.73        $  8.89
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                                            0.17              0.40           0.19(d)
Net realized and unrealized gain (loss) on investments and futures contracts        (0.01)             0.48          (0.14)(d)
                                                                                  -------           -------        -------
Total from Investment Operations                                                     0.16              0.88           0.05
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.19)            (0.43)         (0.21)
Return of capital                                                                      --                --             --(e)
                                                                                  -------           -------        -------
Total Distributions Declared to Shareholders                                        (0.19)            (0.43)         (0.21)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                    $  9.15           $  9.18        $  8.73
Total return (f)(g)                                                                  1.75%(h)         10.37%          0.58%(h)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                                                               1.61%(j)          1.65%          1.68%(j)
Interest expense                                                                       --                --(k)          --
Expenses (i)                                                                         1.61%(j)          1.65%          1.68%(j)
Net investment income (i)                                                            3.79%(j)          4.50%          5.19%(d)(j)
Waiver/reimbursement                                                                 0.15%(j)          0.15%          0.15%(j)
Portfolio turnover                                                                     80%(h)           114%           179%(l)
Net assets, end of period (000's)                                                 $55,780           $51,676        $11,651
------------------------------------------------------------------------------------------------------------------------------

(a) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the merger.

(b) Class C shares were initially offered on February 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.34% to 5.19%.

(e)   Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Distributor not reimbursed a portion of expenses, total return would have been reduced.

(h)   Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)   Annualized.

(k)   Rounds to less than 0.01%.

(l)   Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

                                                 Columbia Intermediate Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                          (UNAUDITED)
                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED JUNE 30,
                                          DECEMBER 31,   ---------------------------------------------------------------------------
CLASS Z SHARES                               2003        2003 (A)(B)    2002 (B)         2001(B)        2000 (B)        1999 (B)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   9.18        $   8.73     $   8.84        $   8.41        $   8.63        $   8.97
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                      0.21            0.49         0.55(d)         0.62            0.60            0.56
Net realized and unrealized gain (loss)
on investments and futures contracts          (0.01)           0.46        (0.08)(d)        0.43           (0.22)          (0.33)
                                           --------        --------     --------        --------        --------        --------
Total from Investment Operations               0.20            0.95         0.47            1.05            0.38            0.23
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                    (0.23)          (0.50)       (0.58)          (0.62)          (0.60)          (0.57)
Return of capital                                --              --           --(e)           --              --              --
                                           --------        --------     --------        --------        --------        --------
Total Distributions Declared
to Shareholders                               (0.23)          (0.50)       (0.58)          (0.62)          (0.60)          (0.57)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $   9.15        $   9.18     $   8.73        $   8.84        $   8.41        $   8.63
Total return (f)                               2.18%(g)       11.30%        5.36%          12.86%           4.62%           2.60%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Operating expenses (h)                         0.76%(i)        0.80%        0.79%           0.72%           0.72%           0.72%
Interest expense                                 --              --(j)        --              --              --              --
Expenses (h)                                   0.76%(i)        0.80%        0.79%           0.72%           0.72%           0.72%
Net investment income (h)                      4.65%(i)        5.51%        6.22%(d)        7.14%           7.16%           6.31%
Portfolio turnover                               80%(g)         114%         179%(k)         254%(k)         356%(k)         253%(k)
Net assets, end of period (000's)          $741,443        $717,923     $729,580        $514,068        $406,216        $431,123
------------------------------------------------------------------------------------------------------------------------------------

(a) Effective July 29, 2002, Stein Roe Intermediate Bond Fund's Class S shares were redesignated Liberty Intermediate Bond Fund Class Z shares.

(b) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Intermediate Bond Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective July 1, 2001, the SR&F Intermediate Bond Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 6.38% to 6.22%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e)   Rounds to less than $0.01 per share.

(f)   Total return at net asset value assuming all distributions reinvested.

(g)   Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i)   Annualized.

(j)   Rounds to less than 0.01%.

(k)   Portfolio turnover disclosed is for the SR&F Intermediate Bond Portfolio.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                                 Columbia Intermediate Bond Fund

Transfer Agent

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Intermediate Bond Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

COLUMBIA FUNDS

                                                 Columbia Intermediate Bond Fund

                              --------------------------------------------------
               Large Growth   Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor
                              --------------------------------------------------
                Large Value   Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value
                              --------------------------------------------------
              Midcap Growth   Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth
                              --------------------------------------------------
               Midcap Value   Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor
                              --------------------------------------------------
               Small Growth   Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity
                              --------------------------------------------------
                Small Value   Columbia Small Cap
                              Columbia Small-Cap Value
                              --------------------------------------------------
                   Balanced   Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund
                              --------------------------------------------------
                  Specialty   Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities
                              --------------------------------------------------
       Taxable Fixed-Income   Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income
                              --------------------------------------------------
              Floating Rate   Columbia Floating Rate
                              Columbia Floating Rate Advantage
                              --------------------------------------------------
                 Tax Exempt   Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

                                                 Columbia Intermediate Bond Fund

                              --------------------------------------------------
    Single State Tax Exempt   Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond
                              --------------------------------------------------
               Money Market   Columbia Money Market
                              Columbia Municipal Money Market
                              --------------------------------------------------
       International/Global   Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger
                              --------------------------------------------------
                Index Funds   Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index

Columbia funds are offered only by prospectus. Please see your financial advisor for a prospectus, which describes in detail fund objectives, investment policies, risks, sales charges, fees, liquidity and other matters of interest. Please read the prospectus carefully before you invest or send money.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and to Columbia Funds Distributor, Inc.

                                   [GRAPHIC: hands on keyboard]
                                   eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Intermediate Bond Fund  Semiannual Report, December 31, 2003

                                                             PRSRT STD
                                                            U.S. Postage
                                                                PAID
                                                           Holliston, MA
                                                           Permit NO. 20

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2004 Columbia Funds Distributor, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.345.6611 www.columbiafunds.com

                                                        713-03/733Q-1203 (02/04)

Columbia Income Fund

Semiannual Report
December 31, 2003



                             We are Columbia Funds!
  INSIDE - Management's discussion of the changes effective October 13, 2003.

PRESIDENT'S MESSAGE                                         Columbia Income Fund

[Joseph R. Palombo Photo]

Table of Contents

Fund Profile................................................      1
Performance Information.....................................      2
Economic Update.............................................      3
Portfolio Managers' Report..................................      4
Financial Statements........................................      6
  Investment Portfolio......................................      7
  Statement of Assets and Liabilities.......................     18
  Statement of Operations...................................     19
  Statement of Changes in Net Assets........................     20
  Notes to Financial Statements.............................     22
  Financial Highlights......................................     28
Important Information About This Report.....................     32
Columbia Funds..............................................     33

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.


---------------------------

Not FDIC   May Lose Value
 Insured  ----------------
          No Bank Guarantee

---------------------------


                    Dear Shareholder:

                    As you know, your fund has long been associated with a larger investment management organization. In the 1990s, it was associated with Liberty Financial, whose affiliated asset management companies included Colonial, Stein Roe and Newport. In 2001, these companies became part of the asset management division of FleetBoston Financial Corp., which you know as Columbia Management Group (CMG).

                    In 2003, six of the asset management firms brought together under the CMG umbrella were consolidated and renamed
Columbia Management Advisors, Inc. On October 13, 2003, we took the natural next step in this process by changing the name of our funds from Liberty to Columbia. For example, Liberty Income Fund was changed to Columbia Income Fund. We have also modified certain fund names that existed under both the Liberty and Columbia brands. A complete list of new fund names and other information related to these changes are available online at our new website address: www.columbiafunds.com.

A consolidated identity

The consolidation of our management under a single organization and the renaming of our funds are part of a larger effort to create a consistent identity. Having taken these additional steps, we believe it will be easier for shareholders to do business with us. All funds are now listed under "Columbia" in the mutual fund listings section of your newspaper (depending on the newspaper's listing requirements). All service inquiries are now handled by Columbia Funds Services, Inc., the new name of our shareholder service organization.

What has not changed is our commitment to our mutual fund shareholders. We remain committed to providing the best possible customer service and to offering a wide variety of mutual funds to help you pursue your long-term financial goals. Should you have questions, please call Columbia Funds at 800-345-6611.

In the report that follows, portfolio managers Kevin Cronk, Michael Kennedy and Tom LaPointe discuss in depth the investment strategies and other factors that affected your fund's performance during the period. We encourage you to read the report carefully.

As always, we thank you for your business and we look forward to continuing to serve your investment needs.

Sincerely,

/s/ JOSEPH R. PALOMBO

Joseph R. Palombo
President

FUND PROFILE
                                                            Columbia Income Fund

Summary
- For the six-month period ended December 31, 2003, the fund's class A shares returned 2.76% without sales charge.
- The fund's return was better than both its benchmark and the average return of its peer group, the Lipper Corporate BBB Rated Debt Fund Category.
- We believe that the fund's high-yield holdings aided its relative performance.
                                   Objective
                        Seeks total return by investing
 for a high level of current income and opportunities for capital appreciation.
                                Total Net Assets
                                 $522.5 million

                                                    Lehman Brothers Intermediate
                                                         Government Credit/
              Class A Shares                                 Bond Index
                   2.76%                                        0.04%
[Arrow Graphics]

[Fund Ratings Graphic]

The information below gives you a snapshot of your fund at the end of the reporting period. Because your fund is actively managed, there is no guarantee that breakdowns and percentages will be maintained in the future.

                                Portfolio structure as of 12/31/03 (%)
                                  Corporate fixed-income
                                    bonds & notes                92.2
                                ---------------------------------------
                                  US Treasuries                   3.1
                                ---------------------------------------
                                  Federal agency
                                    mortgage-backed
                                    securities                    0.8
                                ---------------------------------------
                                  Cash & equivalents              3.9
                                ---------------------------------------

                               Quality breakdown as of 12/31/03 (%)
                               AAA                                     6.9
                               ---------------------------------------------
                               AA                                      7.1
                               ---------------------------------------------
                               A                                      21.0
                               ---------------------------------------------
                               BBB                                    29.9
                               ---------------------------------------------
                               BB                                     19.7
                               ---------------------------------------------
                               B                                      14.0
                               ---------------------------------------------
                               CCC & lower                             1.0
                               ---------------------------------------------
                               NR                                      0.4
                               ---------------------------------------------

Maturity breakdown as of 12/31/03 (%)

[Maturity Breakdown Bar Chart]

0-1 year              4.6
1-5 years            30.5
5-10 years           45.9
10-20 years           8.9
Over 20 years        10.1

Portfolio structure is calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch Investors Service, Inc. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 12/31/2003.

PERFORMANCE INFORMATION                                     Columbia Income Fund

Performance of a $10,000 investment
01/01/94 - 12/31/03 ($)

sales charge:    without    with

---------------------------------
  Class A        19,799    18,851

---------------------------------
  Class B        19,578    19,578

---------------------------------
  Class C        19,621    19,621

---------------------------------
  Class Z        20,021     n/a

---------------------------------

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Value of a $10,000 investment 01/01/94 - 12/31/03

[Performance Graph]


                                                                                                         LEHMAN BROTHERS
                                          CLASS A SHARES WITHOUT SALES   CLASS A SHARES WITH SALES   INTERMEDIATE CREDIT BOND
                                                     CHARGE                       CHARGE                      INDEX
                                          ----------------------------   -------------------------   ------------------------

12/31/1993                                          10000.00                      9525.00                    10000.00
01/01/1994 - 01/31/1994                             10155.00                      9673.00                    10159.00
02/01/1994 - 02/28/1994                              9964.00                      9491.00                     9966.00
03/01/1994 - 03/31/1994                              9681.00                      9221.00                     9727.00
04/01/1994 - 04/30/1994                              9578.00                      9123.00                     9648.00
05/01/1994 - 05/31/1994                              9575.00                      9120.00                     9653.00
06/01/1994 - 06/30/1994                              9559.00                      9105.00                     9652.00
07/01/1994 - 07/31/1994                              9704.00                      9243.00                     9840.00
08/01/1994 - 08/31/1994                              9756.00                      9293.00                     9880.00
09/01/1994 - 09/30/1994                              9640.00                      9182.00                     9752.00
10/01/1994 - 10/31/1994                              9628.00                      9171.00                     9737.00
11/01/1994 - 11/30/1994                              9574.00                      9119.00                     9690.00
12/01/1994 - 12/31/1994                              9616.00                      9159.00                     9736.00
01/01/1995 - 01/31/1995                              9775.00                      9311.00                     9923.00
02/01/1995 - 02/28/1995                             10037.00                      9560.00                    10188.00
03/01/1995 - 03/31/1995                             10124.00                      9643.00                    10255.00
04/01/1995 - 04/30/1995                             10284.00                      9795.00                    10413.00
05/01/1995 - 05/31/1995                             10687.00                     10179.00                    10811.00
06/01/1995 - 06/30/1995                             10784.00                     10272.00                    10899.00
07/01/1995 - 07/31/1995                             10787.00                     10275.00                    10885.00
08/01/1995 - 08/31/1995                             10912.00                     10394.00                    11020.00
09/01/1995 - 09/30/1995                             11032.00                     10508.00                    11123.00
10/01/1995 - 10/31/1995                             11167.00                     10636.00                    11254.00
11/01/1995 - 11/30/1995                             11346.00                     10807.00                    11442.00
12/01/1995 - 12/31/1995                             11517.00                     10970.00                    11587.00
01/01/1996 - 01/31/1996                             11632.00                     11080.00                    11695.00
02/01/1996 - 02/29/1996                             11454.00                     10910.00                    11508.00
03/01/1996 - 03/31/1996                             11350.00                     10811.00                    11425.00
04/01/1996 - 04/30/1996                             11290.00                     10753.00                    11360.00
05/01/1996 - 05/31/1996                             11277.00                     10742.00                    11342.00
06/01/1996 - 06/30/1996                             11405.00                     10863.00                    11481.00
07/01/1996 - 07/31/1996                             11429.00                     10886.00                    11510.00
08/01/1996 - 08/31/1996                             11442.00                     10899.00                    11504.00
09/01/1996 - 09/30/1996                             11655.00                     11102.00                    11705.00
10/01/1996 - 10/31/1996                             11908.00                     11342.00                    11963.00
11/01/1996 - 11/30/1996                             12158.00                     11581.00                    12167.00
12/01/1996 - 12/31/1996                             12075.00                     11502.00                    12047.00
01/01/1997 - 01/31/1997                             12137.00                     11561.00                    12097.00
02/01/1997 - 02/28/1997                             12229.00                     11648.00                    12131.00
03/01/1997 - 03/31/1997                             12069.00                     11496.00                    11998.00
04/01/1997 - 04/30/1997                             12205.00                     11626.00                    12158.00
05/01/1997 - 05/31/1997                             12395.00                     11806.00                    12281.00
06/01/1997 - 06/30/1997                             12582.00                     11984.00                    12416.00
07/01/1997 - 07/31/1997                             12974.00                     12358.00                    12745.00
08/01/1997 - 08/31/1997                             12820.00                     12211.00                    12633.00
09/01/1997 - 09/30/1997                             13007.00                     12389.00                    12810.00
10/01/1997 - 10/31/1997                             13044.00                     12424.00                    12929.00
11/01/1997 - 11/30/1997                             13104.00                     12481.00                    12958.00
12/01/1997 - 12/31/1997                             13233.00                     12605.00                    13057.00
01/01/1998 - 01/31/1998                             13380.00                     12745.00                    13231.00
02/01/1998 - 02/28/1998                             13412.00                     12775.00                    13232.00
03/01/1998 - 03/31/1998                             13490.00                     12849.00                    13278.00
04/01/1998 - 04/30/1998                             13564.00                     12920.00                    13354.00
05/01/1998 - 05/31/1998                             13643.00                     12995.00                    13469.00
06/01/1998 - 06/30/1998                             13678.00                     13029.00                    13543.00
07/01/1998 - 07/31/1998                             13732.00                     13080.00                    13578.00
08/01/1998 - 08/31/1998                             13438.00                     12800.00                    13674.00
09/01/1998 - 09/30/1998                             13721.00                     13070.00                    14083.00
10/01/1998 - 10/31/1998                             13437.00                     12799.00                    13971.00
11/01/1998 - 11/30/1998                             13681.00                     13031.00                    14080.00
12/01/1998 - 12/31/1998                             13761.00                     13108.00                    14140.00
01/01/1999 - 01/31/1999                             13877.00                     13218.00                    14253.00
02/01/1999 - 02/28/1999                             13667.00                     13018.00                    14011.00
03/01/1999 - 03/31/1999                             13822.00                     13165.00                    14141.00
04/01/1999 - 04/30/1999                             13945.00                     13283.00                    14196.00
05/01/1999 - 05/31/1999                             13800.00                     13144.00                    14039.00
06/01/1999 - 06/30/1999                             13749.00                     13096.00                    14026.00
07/01/1999 - 07/31/1999                             13705.00                     13054.00                    13981.00
08/01/1999 - 08/31/1999                             13676.00                     13026.00                    13972.00
09/01/1999 - 09/30/1999                             13814.00                     13158.00                    14125.00
10/01/1999 - 10/31/1999                             13853.00                     13195.00                    14179.00
11/01/1999 - 11/30/1999                             13936.00                     13274.00                    14213.00
12/01/1999 - 12/31/1999                             13932.00                     13270.00                    14163.00
01/01/2000 - 01/31/2000                             13965.00                     13302.00                    14102.00
02/01/2000 - 02/29/2000                             14119.00                     13448.00                    14218.00
03/01/2000 - 03/31/2000                             14278.00                     13600.00                    14339.00
04/01/2000 - 04/30/2000                             14124.00                     13453.00                    14256.00
05/01/2000 - 05/31/2000                             14056.00                     13389.00                    14249.00
06/01/2000 - 06/30/2000                             14429.00                     13743.00                    14545.00
07/01/2000 - 07/31/2000                             14619.00                     13925.00                    14679.00
08/01/2000 - 08/31/2000                             14843.00                     14138.00                    14867.00
09/01/2000 - 09/30/2000                             14902.00                     14195.00                    15011.00
10/01/2000 - 10/31/2000                             14834.00                     14129.00                    15024.00
11/01/2000 - 11/30/2000                             14972.00                     14261.00                    15203.00
12/01/2000 - 12/31/2000                             15294.00                     14567.00                    15501.00
01/01/2001 - 01/31/2001                             15647.00                     14904.00                    15828.00
02/01/2001 - 02/28/2001                             15861.00                     15108.00                    15983.00
03/01/2001 - 03/31/2001                             15934.00                     15177.00                    16116.00
04/01/2001 - 04/30/2001                             15920.00                     15164.00                    16085.00
05/01/2001 - 05/31/2001                             16093.00                     15329.00                    16208.00
06/01/2001 - 06/30/2001                             16140.00                     15373.00                    16279.00
07/01/2001 - 07/31/2001                             16492.00                     15709.00                    16660.00
08/01/2001 - 08/31/2001                             16693.00                     15900.00                    16850.00
09/01/2001 - 09/30/2001                             16386.00                     15608.00                    16954.00
10/01/2001 - 10/31/2001                             16645.00                     15854.00                    17256.00
11/01/2001 - 11/30/2001                             16663.00                     15872.00                    17123.00
12/01/2001 - 12/31/2001                             16573.00                     15786.00                    17014.00
01/01/2002 - 01/31/2002                             16701.00                     15908.00                    17121.00
02/01/2002 - 02/28/2002                             16759.00                     15963.00                    17251.00
03/01/2002 - 03/31/2002                             16676.00                     15883.00                    16985.00
04/01/2002 - 04/30/2002                             17014.00                     16206.00                    17221.00
05/01/2002 - 05/31/2002                             17118.00                     16305.00                    17455.00
06/01/2002 - 06/30/2002                             17034.00                     16225.00                    17524.00
07/01/2002 - 07/31/2002                             16932.00                     16127.00                    17581.00
08/01/2002 - 08/31/2002                             17176.00                     16360.00                    17921.00
09/01/2002 - 09/30/2002                             17366.00                     16541.00                    18258.00
10/01/2002 - 10/31/2002                             17008.00                     16201.00                    18112.00
11/01/2002 - 11/30/2002                             17376.00                     16550.00                    18262.00
12/01/2002 - 12/31/2002                             17763.00                     16920.00                    18738.00
01/31/2003                                          17873.00                     17024.00                    18791.00
02/28/2003                                          18184.00                     17321.00                    19122.00
03/31/2003                                          18194.00                     17329.00                    19162.00
04/30/2003                                          18650.00                     17764.00                    19424.00
05/31/2003                                          19146.00                     18237.00                    19920.00
06/30/2003                                          19282.00                     18366.00                    19930.00
7/31/2003                                           18694.00                     17806.00                    19318.00
8/31/2003                                           18756.00                     17865.00                    19376.00
9/30/2003                                           19341.00                     18422.00                    19953.00
10/31/2003                                          19397.00                     18476.00                    19776.00
11/30/2003                                          19546.00                     18618.00                    19835.00
12/31/2003                                          19799.00                     18851.00                    20026.00

                                             LEHMAN BROTHERS
                                               INTERMEDIATE
                                          GOVERNMENT/CREDIT BOND
                                                  INDEX
                                          ----------------------
12/31/1993                                       10000.00
01/01/1994 - 01/31/1994                          10111.00
02/01/1994 - 02/28/1994                           9961.00
03/01/1994 - 03/31/1994                           9797.00
04/01/1994 - 04/30/1994                           9730.00
05/01/1994 - 05/31/1994                           9737.00
06/01/1994 - 06/30/1994                           9738.00
07/01/1994 - 07/31/1994                           9878.00
08/01/1994 - 08/31/1994                           9909.00
09/01/1994 - 09/30/1994                           9818.00
10/01/1994 - 10/31/1994                           9817.00
11/01/1994 - 11/30/1994                           9773.00
12/01/1994 - 12/31/1994                           9807.00
01/01/1995 - 01/31/1995                           9973.00
02/01/1995 - 02/28/1995                          10179.00
03/01/1995 - 03/31/1995                          10237.00
04/01/1995 - 04/30/1995                          10363.00
05/01/1995 - 05/31/1995                          10676.00
06/01/1995 - 06/30/1995                          10747.00
07/01/1995 - 07/31/1995                          10749.00
08/01/1995 - 08/31/1995                          10846.00
09/01/1995 - 09/30/1995                          10924.00
10/01/1995 - 10/31/1995                          11046.00
11/01/1995 - 11/30/1995                          11190.00
12/01/1995 - 12/31/1995                          11308.00
01/01/1996 - 01/31/1996                          11405.00
02/01/1996 - 02/29/1996                          11272.00
03/01/1996 - 03/31/1996                          11214.00
04/01/1996 - 04/30/1996                          11175.00
05/01/1996 - 05/31/1996                          11166.00
06/01/1996 - 06/30/1996                          11284.00
07/01/1996 - 07/31/1996                          11318.00
08/01/1996 - 08/31/1996                          11327.00
09/01/1996 - 09/30/1996                          11485.00
10/01/1996 - 10/31/1996                          11688.00
11/01/1996 - 11/30/1996                          11842.00
12/01/1996 - 12/31/1996                          11767.00
01/01/1997 - 01/31/1997                          11812.00
02/01/1997 - 02/28/1997                          11835.00
03/01/1997 - 03/31/1997                          11753.00
04/01/1997 - 04/30/1997                          11891.00
05/01/1997 - 05/31/1997                          11989.00
06/01/1997 - 06/30/1997                          12099.00
07/01/1997 - 07/31/1997                          12344.00
08/01/1997 - 08/31/1997                          12282.00
09/01/1997 - 09/30/1997                          12425.00
10/01/1997 - 10/31/1997                          12563.00
11/01/1997 - 11/30/1997                          12590.00
12/01/1997 - 12/31/1997                          12691.00
01/01/1998 - 01/31/1998                          12857.00
02/01/1998 - 02/28/1998                          12847.00
03/01/1998 - 03/31/1998                          12888.00
04/01/1998 - 04/30/1998                          12953.00
05/01/1998 - 05/31/1998                          13047.00
06/01/1998 - 06/30/1998                          13131.00
07/01/1998 - 07/31/1998                          13177.00
08/01/1998 - 08/31/1998                          13384.00
09/01/1998 - 09/30/1998                          13720.00
10/01/1998 - 10/31/1998                          13706.00
11/01/1998 - 11/30/1998                          13704.00
12/01/1998 - 12/31/1998                          13759.00
01/01/1999 - 01/31/1999                          13835.00
02/01/1999 - 02/28/1999                          13632.00
03/01/1999 - 03/31/1999                          13734.00
04/01/1999 - 04/30/1999                          13776.00
05/01/1999 - 05/31/1999                          13670.00
06/01/1999 - 06/30/1999                          13680.00
07/01/1999 - 07/31/1999                          13668.00
08/01/1999 - 08/31/1999                          13678.00
09/01/1999 - 09/30/1999                          13806.00
10/01/1999 - 10/31/1999                          13842.00
11/01/1999 - 11/30/1999                          13858.00
12/01/1999 - 12/31/1999                          13812.00
01/01/2000 - 01/31/2000                          13761.00
02/01/2000 - 02/29/2000                          13874.00
03/01/2000 - 03/31/2000                          14018.00
04/01/2000 - 04/30/2000                          13986.00
05/01/2000 - 05/31/2000                          14009.00
06/01/2000 - 06/30/2000                          14255.00
07/01/2000 - 07/31/2000                          14364.00
08/01/2000 - 08/31/2000                          14533.00
09/01/2000 - 09/30/2000                          14665.00
10/01/2000 - 10/31/2000                          14733.00
11/01/2000 - 11/30/2000                          14933.00
12/01/2000 - 12/31/2000                          15208.00
01/01/2001 - 01/31/2001                          15457.00
02/01/2001 - 02/28/2001                          15603.00
03/01/2001 - 03/31/2001                          15723.00
04/01/2001 - 04/30/2001                          15682.00
05/01/2001 - 05/31/2001                          15770.00
06/01/2001 - 06/30/2001                          15828.00
07/01/2001 - 07/31/2001                          16157.00
08/01/2001 - 08/31/2001                          16319.00
09/01/2001 - 09/30/2001                          16557.00
10/01/2001 - 10/31/2001                          16832.00
11/01/2001 - 11/30/2001                          16664.00
12/01/2001 - 12/31/2001                          16572.00
01/01/2002 - 01/31/2002                          16658.00
02/01/2002 - 02/28/2002                          16790.00
03/01/2002 - 03/31/2002                          16534.00
04/01/2002 - 04/30/2002                          16807.00
05/01/2002 - 05/31/2002                          16975.00
06/01/2002 - 06/30/2002                          17121.00
07/01/2002 - 07/31/2002                          17323.00
08/01/2002 - 08/31/2002                          17581.00
09/01/2002 - 09/30/2002                          17896.00
10/01/2002 - 10/31/2002                          17826.00
11/01/2002 - 11/30/2002                          17810.00
12/01/2002 - 12/31/2002                          18199.00
01/31/2003                                       18199.00
02/28/2003                                       18455.00
03/31/2003                                       18474.00
04/30/2003                                       18614.00
05/31/2003                                       18988.00
06/30/2003                                       18975.00
7/31/2003                                        18459.00
8/31/2003                                        18503.00
9/30/2003                                        18971.00
10/31/2003                                       18793.00
11/30/2003                                       18819.00
12/31/2003                                       18996.00


All results shown assume reinvestment of distributions. The graph and table do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Intermediate Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade corporate bonds. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index that tracks the performance of intermediate term US government and corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.


Average annual total return as of 12/31/03 (%)
Share Class                                  A                                             B
----------------------------------------------------------------------------------------------------------------
Inception                                 7/31/00                                       7/15/02
----------------------------------------------------------------------------------------------------------------
Sales charge              without                            with       without                            with
----------------------------------------------------------------------------------------------------------------

  6-month
(cumulative)                2.76                            -2.09         2.37                            -2.62
----------------------------------------------------------------------------------------------------------------
  1-year                   11.54                             6.21        10.71                             5.71
----------------------------------------------------------------------------------------------------------------
  5-year                    7.55                             6.50         7.31                             7.01
----------------------------------------------------------------------------------------------------------------
  10-year                   7.07                             6.55         6.95                             6.95
----------------------------------------------------------------------------------------------------------------


Share Class                              C                                                  Z
--------------------  --------------------------------------------------------------------------
Inception                             7/15/02                                            3/5/86
--------------------  --------------------------------------------------------------------------
Sales charge          without                            with                            without
--------------------  --------------------------------------------------------------------------

  6-month
(cumulative)            2.45                             1.45                              2.96
--------------------------------------------------------------------------------------------------------
  1-year               10.88                             9.88                             11.97
--------------------------------------------------------------------------------------------------------
  5-year                7.36                             7.36                              7.79
--------------------------------------------------------------------------------------------------------
  10-year               6.97                             6.97                              7.19
--------------------------------------------------------------------------------------------------------


All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class Z share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

ECONOMIC UPDATE                                             Columbia Income Fund

                                After struggling for two years to maintain solid, forward movement, the US economy steamed ahead during the six-month period ended December 31, 2003. The Federal Reserve Board's efforts to stimulate the economy through low short-term interest rates were finally rewarded, but the significant upswing in growth was the result of a combination of factors. A sizeable tax package gave disposable income a boost. Income taxes fell across all tax brackets and many taxpayers received rebate checks during the summer months. Corporate profits rose sharply, and orders for durable goods exceeded expectations late in the period. Consumer confidence continued to climb, although not without an occasional setback. Generally speaking, consumer spending increased and spending was strong going into the holiday season.

                                Early in the period, economists began to become optimistic that growth for the third quarter of 2003 would reflect this renewed vigor. Yet, no one seemed prepared for how extraordinary that growth might be. When gross domestic product
                                (GDP) for the third quarter was reported at 7.2%, then revised upward to 8.2%, it was clear that the economy was firing on all cylinders. The business sector had finally kicked into gear. Industrial production rose in the second half of 2003 and business spending--especially on technology-related items--showed strength. Even the labor market improved by year end. After unemployment peaked at 6.4% in June, it declined to 5.9%.

                                The US stock market, which had come to life at the end of March, headed sharply higher in the second half of 2003. The S&P 500 Index returned 15.14% for the six-month period as all major sectors of the market benefited from renewed investor enthusiasm and rising corporate profits. Technology and consumer stocks were the strongest sectors, but telecommunications and health care also picked up in the last months of the period.

                                The US bond market experienced extraordinary volatility as interest rates rose sharply in July as the economy improved and then came back down in September. High-yield bonds continued to lead the fixed income markets. The CSFB High Yield Index returned 9.05% for the six-month period compared to a -0.53% return for the Lehman Brothers Government/ Credit Bond Index. Treasury and mortgage bonds suffered from the shift in interest rates early in the six-month period, but picked up some ground in the final month of the period. Municipal bonds also held on to modest gains. The Lehman Brothers Municipal Bond Index returned 1.45% for the six-month period.

                                Money market fund yields fell below 1%,
                                reflecting historically low short-term interest rates. The Investment Company Institute, which tracks the movement of assets in and out of mutual funds, reported that money continued to flow out of money market funds during the year as investors sought alternatives to the low yields offered by short-term cash equivalents. Net new cash flow to money market funds turned negative in 2002 for the first time since 1993.

PORTFOLIO MANAGERS' REPORT                                  Columbia Income Fund

Net asset value per share as of 12/31/03 ($)

  Class A                                                      10.08

----------------------------------------------------------------------
  Class B                                                      10.08

----------------------------------------------------------------------
  Class C                                                      10.08

----------------------------------------------------------------------
  Class Z                                                      10.08

----------------------------------------------------------------------


Distributions declared per share 7/1/03 - 12/31/03 ($)

  Class A                                                       0.29

----------------------------------------------------------------------
  Class B                                                       0.25

----------------------------------------------------------------------
  Class C                                                       0.26

----------------------------------------------------------------------
  Class Z                                                       0.31

----------------------------------------------------------------------


SEC yields on 12/31/03 (%)

  Class A                                                       4.21

----------------------------------------------------------------------
  Class B                                                       3.72

----------------------------------------------------------------------
  Class C                                                       3.88

----------------------------------------------------------------------
  Class Z                                                       4.69

----------------------------------------------------------------------

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

For the six-month period ended December 31, 2003, Columbia Income Fund's class A shares returned 2.76% without sales charge. The fund performed better than its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, which returned 0.04% for the same period. The fund's peer group, the Lipper Corporate BBB Rated Debt Fund Category, averaged 1.37% for the six-month period.()1 The fund's holdings in lower-rated bonds accounted for much of the fund's solid performance.

Corporate bonds remained strong

Continuing their run of positive performance, corporate bonds delivered positive results in the second half of 2003. The recovering economy fueled corporate profits, encouraging investors to focus more on returns and less on stability. Adding to investor confidence, the stock market rallied from March through year end and corporate scandals were largely absent from the headlines. As often happens in the early stages of a recovery, lower-quality issues enjoyed the largest gains. The fund's high-yield exposure--about 35% of net assets--was the major contributor to performance. Among the fund's investment-grade holdings, our bias toward BBB-rated issues also drove results.

Cable and utility holdings boosted results

We cut back in areas that had performed well, including energy, consumer products and finance, while increasing exposure to cable, utilities and other downtrodden sectors. Bonds of Comcast and CSC Holdings (0.9% and 0.4% of net assets, respectively)()2 moved higher as conditions improved for cable and media businesses. Comcast acquired cable operations from AT&T, which we did not own. It then beat its own timetable for merging the two operations, and the market took notice. CSC Holdings, better known as Cablevision, resolved liquidity questions, and both Comcast and CSC benefited from higher subscriber valuations. Utility holdings, including Calpine (0.5% of net assets), recovered dramatically after the impact of the Enron scandal faded. (Enron was not in the fund's portfolio.)

Opportunistic purchases helped returns

After Standard & Poor's put Ford Motor Credit Company's bonds (1.7% of net assets) on credit watch, nervous investors sold out. Our analyst's more positive assessment led us to take advantage of depressed valuations, and the bonds recovered after Ford restructured and reduced costs. In health care, we bought HCA (1.4% of net assets) when it fell following unrelated scandals in the health care industry. HCA bonds soon rebounded. Cell phone provider Nextel Communications (0.8% of net assets) also rose as market opinion swung in its favor.

(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

(2) Holdings are disclosed as of 12/31/03, and are subject to change.

--------------------------------------------------------------------------------
                                                            Columbia Income Fund

Improving business conditions and declining default rates still favor high-yield bonds, although this year's returns are unlikely to match those of 2003.


Treasuries and energy hurt returns

Treasury securities (3.1% of net assets) were sluggish performers as investors favored corporate issues. In addition, FirstEnergy (1.0% of net assets) was weak following last summer's blackout and problems at its Davis Besse nuclear plant. We continue to hold this issue because of its attractive price and our expectation that the plant will eventually be restarted.

Seeking attractive values for the fund

Investors in corporate bonds have recently enjoyed excellent results. But after months of strong performance, valuations on lower-quality bonds are less attractive than they had been compared to higher-quality debt. Nevertheless, improving business conditions and declining default rates still favor high-yield bonds, although this year's returns are unlikely to match those of 2003. We remain optimistic about corporate issues during this period of economic expansion and will continue to seek the most attractive values for the fund.


Michael T. Kennedy, CFA, Kevin L. Cronk, CFA and Thomas A. LaPointe, CFA are members of the firm's income portfolio management team and have co-managed the fund since March 2003. Mr. Kennedy joined Columbia Management in August 1987, Mr. Cronk in August 1999 and Mr. LaPointe in February 1999.

/s/ Michael T. Kennedy
[Michael T. Kennedy Photo]

/s/ Kevin L. Cronk
[Kevin L. Cronk Photo]

/s/ Thomas A. LaPointe
[Thomas A. LaPointe Photo]

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality bond. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments.

FINANCIAL STATEMENTS                                        Columbia Income Fund
December 31, 2003 (Unaudited)

                                A guide to understanding the fund's financial statements

--------------------------------------------------------------------------------
Investment Portfolio            A list of all of the fund's holdings and their
                                market value as of the last day of the reporting period. To show areas of concentration and diversification, portfolio holdings are organized by type of asset, industry and country or geographic region (if applicable).

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                This statement shows the fund's net assets and share price for each share class. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of outstanding shares in that class.

--------------------------------------------------------------------------------
Statement of Operations         This statement details both the type of income
                                earned by the fund and the operating and non-operating expenses charged to the fund. The
                                Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses over the reporting period. The total of these results represents the fund's net increase or decrease in net assets from operations.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                This statement shows how the fund's net assets were affected by its operations results, distributions to shareholders and changes in the number of fund shares. The Statement of Changes in Net Assets also reconciles changes in the number of shares outstanding.

--------------------------------------------------------------------------------
Financial Highlights            The financial highlights provide an overview of
                                the fund's investment results, including per-share analytics, such as net investment income or loss from operations and distributions; ratios of expenses and net investment income to average net assets. The financial highlights also detail the fund's portfolio turnover rate, which is a measure of trading activity. A separate table is provided for each share class.

--------------------------------------------------------------------------------
Notes to Financial Statements   These notes disclose information regarding
                                certain fund background information, significant accounting policies of the fund, including security valuation and income accruals and related party transactions.


INVESTMENT PORTFOLIO                                        Columbia Income Fund
December 31, 2003 (Unaudited)

Corporate Fixed-Income Bonds & Notes - 92.2%

AGRICULTURE, FORESTRY & FISHING - 1.0%                                                                    Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

              Agricultural Services - 0.3%         Bunge Ltd. Finance Corp.,
                                                     4.375% 12/15/08 (a)                                1,400,000        1,406,244
                                                                                                                    --------------
                                                                                      Agricultural Services Total        1,406,244
                                                   -------------------------------------------------------------------------------
                           Forestry - 0.7%         Potlatch Corp.,
                                                     10.000% 07/15/11                                     500,000          560,000
                                                   Tembec Industries, Inc.,
                                                     8.500% 02/01/11                                    3,000,000        3,105,000
                                                                                                                    --------------
                                                                                                   Forestry Total        3,665,000
                                                                                                                    --------------
                                                                            AGRICULTURE, FORESTRY & FISHING TOTAL        5,071,244
                                                                                                                    --------------
CONSTRUCTION - 1.5%
------------------------------------------         -------------------------------------------------------------------------------
              Building Construction - 1.5%         D.R. Horton, Inc.,
                                                     9.750% 09/15/10                                    1,500,000        1,777,500
                                                   K. Hovnanian Enterprises,
                                                     7.750% 05/15/13                                    2,000,000        2,100,000
                                                   KB Home,
                                                     8.625% 12/15/08                                    1,000,000        1,107,500
                                                   Standard Pacific Corp.,
                                                     9.250% 04/15/12                                    2,500,000        2,800,000
                                                                                                                    --------------
                                                                                      Building Construction Total        7,785,000
                                                                                                                    --------------
                                                                                               CONSTRUCTION TOTAL        7,785,000
                                                                                                                    --------------
FINANCE, INSURANCE & REAL ESTATE - 23.2%
------------------------------------------         -------------------------------------------------------------------------------
            Depository Institutions - 6.3%         Bank One Corp.,
                                                     6.500% 02/01/06                                    7,060,000        7,655,511
                                                   Barclays Bank PLC,
                                                     7.375% 06/15/49 (a)(b)                             2,500,000        2,865,550
                                                   Credit Suisse First Boston USA, Inc.:
                                                     7.125% 07/15/32                                    2,500,000        2,843,600
                                                     7.900% 05/29/49 (a)(b)                             3,500,000        3,909,125
                                                   North Fork Bancorporation, Inc.,
                                                     5.875% 08/15/12                                    4,000,000        4,263,120
                                                   Popular, Inc.,
                                                     6.125% 10/15/06                                    6,000,000        6,450,060
                                                   Rabobank Capital Fund II,
                                                     5.260% 12/31/13 (a)                                5,100,000        5,099,847
                                                                                                                    --------------
                                                                                    Depository Institutions Total       33,086,813
                                                   -------------------------------------------------------------------------------
                 Financial Services - 3.6%         Capital One Financial Corp.,
                                                     8.750% 02/01/07                                    2,500,000        2,788,900
                                                   Citigroup, Inc.,
                                                     5.750% 05/10/06                                    7,000,000        7,514,360
                                                   International Lease Finance Corp.,
                                                     6.375% 03/15/09                                    5,000,000        5,561,900
                                                   PF Exempt Receivables Master Trust:
                                                     3.748% 06/01/13 (a)                                1,750,000        1,703,905
                                                     6.436% 06/01/15 (a)                                1,423,637        1,430,812
                                                                                                                    --------------
                                                                                         Financial Services Total       18,999,877
                                                   -------------------------------------------------------------------------------

                                          See notes to investment portfolio.   7


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
FINANCE, INSURANCE & REAL ESTATE - (continued)                                                            Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

 Holding & Other Investment Offices - 1.1%         HSBC Holdings PLC,
                                                     9.547% 12/31/49 (a)(b)                             4,500,000        5,718,645
                                                                                                                    --------------
                                                                         Holding & Other Investment Offices Total        5,718,645
                                                   -------------------------------------------------------------------------------
                 Insurance Carriers - 1.7%         Florida Windstorm Underwriting Association,
                                                     7.125% 02/25/19 (a)                                2,000,000        2,317,920
                                                   Fund American Companies, Inc.,
                                                     5.875% 05/15/13                                    2,500,000        2,495,825
                                                   Prudential Insurance Co. of America,
                                                     7.650% 07/01/07 (a)                                1,500,000        1,698,090
                                                   Travelers Property Casualty Corp.,
                                                     3.750% 03/15/08                                    2,250,000        2,254,815
                                                                                                                    --------------
                                                                                         Insurance Carriers Total        8,766,650
                                                   -------------------------------------------------------------------------------
 Non-Depository Credit Institutions - 3.9%         Countrywide Home Loans, Inc.,
                                                     5.250% 06/15/04                                    3,000,000        3,050,910
                                                   Ford Motor Credit Co.:
                                                     5.625% 10/01/08                                    2,500,000        2,579,450
                                                     6.875% 02/01/06                                    4,000,000        4,263,640
                                                     7.000% 10/01/13                                    2,000,000        2,102,320
                                                   General Motors Acceptance Corp.:
                                                     6.125% 01/22/08                                    2,500,000        2,665,425
                                                     7.250% 03/02/11                                    2,000,000        2,196,200
                                                   Household Finance Corp.,
                                                     5.750% 01/30/07                                    3,000,000        3,232,530
                                                                                                                    --------------
                                                                         Non-Depository Credit Institutions Total       20,090,475
                                                   -------------------------------------------------------------------------------
                        Real Estate - 5.2%         Host Marriott L.P.,
                                                     9.500% 01/15/07                                    1,000,000        1,117,500
                                                   iStar Financial, Inc.,
                                                     8.750% 08/15/08                                    4,680,000        5,382,000
                                                   Spieker Properties L.P.,
                                                     6.875% 02/01/05                                    6,750,000        7,101,135
                                                   Thornburg Mortgage, Inc.,
                                                     8.000% 05/15/13                                    2,000,000        2,100,000
                                                   Property Trust of America,
                                                     6.875% 02/15/08                                    1,250,000        1,346,550
                                                   Prudential Property Separate Account:
                                                     6.625% 04/01/09 (a)                                3,000,000        3,225,375
                                                     7.125% 07/01/07 (a)                                4,000,000        4,317,680
                                                   Ventas Realty L.P.,
                                                     9.000% 05/01/12                                    2,000,000        2,240,000
                                                                                                                    --------------
                                                                                                Real Estate Total       26,830,240
                                                   -------------------------------------------------------------------------------
         Security Brokers & Dealers - 1.4%         Jefferies Group, Inc.,
                                                     7.750% 03/15/12                                    2,750,000        3,090,203
                                                   Spear Leeds & Kellogg L.P.,
                                                     8.250% 08/15/05 (a)                                4,000,000        4,395,320
                                                                                                                    --------------
                                                                                 Security Brokers & Dealers Total        7,485,523
                                                                                                                    --------------
                                                                           FINANCE, INSURANCE & REAL ESTATE TOTAL      120,978,223
                                                                                                                    --------------

 8  See notes to investment portfolio.


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)

MANUFACTURING - 13.8%                                                                                     Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

                            Apparel - 0.2%         Levi Strauss & Co.,
                                                     12.250% 12/15/12                                   1,400,000          910,000
                                                                                                                    --------------
                                                                                                    Apparel Total          910,000
                                                   -------------------------------------------------------------------------------
           Auto Parts & Accessories - 0.9%         Dana Corp.:
                                                     9.000% 08/15/11                                    1,100,000        1,325,500
                                                     10.125% 03/15/10                                   1,500,000        1,751,250
                                                   GoodYear Tires & Rubber,
                                                     7.857% 08/15/11                                    2,000,000        1,745,000
                                                                                                                    --------------
                                                                                   Auto Parts & Accessories Total        4,821,750
                                                   -------------------------------------------------------------------------------
        Chemicals & Allied Products - 3.5%         Dow Chemical Co.,
                                                     5.750% 11/15/09                                    4,500,000        4,799,970
                                                   Eastman Chemical Co.:
                                                     3.250% 06/15/08                                    1,150,000        1,102,827
                                                     6.300% 11/15/18                                    4,500,000        4,539,645
                                                   EquiStar Chemical,
                                                     10.125% 09/01/08                                   2,000,000        2,200,000
                                                   FMC Corp.,
                                                     10.250% 11/01/09                                   2,000,000        2,340,000
                                                   Lyondell Chemical Co.,
                                                     9.625% 05/01/07                                    2,000,000        2,110,000
                                                   MacDermid, Inc.,
                                                     9.125% 07/15/11                                    1,000,000        1,120,000
                                                                                                                    --------------
                                                                                Chemicals & Allied Products Total       18,212,442
                                                   -------------------------------------------------------------------------------
  Electronic & Electrical Equipment - 0.4%         Thomas & Betts Corp.,
                                                     7.250% 06/01/13                                    2,000,000        2,055,000
                                                                                                                    --------------
                                                                          Electronic & Electrical Equipment Total        2,055,000
                                                   -------------------------------------------------------------------------------
            Food & Kindred Products - 1.3%         Cadbury-Schweppes PLC,
                                                     5.125% 10/01/13 (a)                                1,750,000        1,742,930
                                                   Constellation Brands, Inc.,
                                                     8.125% 01/15/12                                    1,000,000        1,107,500
                                                   Dole Food Co., Inc.,
                                                     8.625% 05/01/09 (b)                                2,000,000        2,195,000
                                                   Pepsi-Gemex SA,
                                                     9.750% 03/30/04                                    1,500,000        1,541,250
                                                   Smithfield Foods, Inc.,
                                                     8.000% 10/15/09 (a)                                  500,000          525,000
                                                                                                                    --------------
                                                                                    Food & Kindred Products Total        7,111,680
                                                   -------------------------------------------------------------------------------
             Lumber & Wood Products - 0.5%         Georgia-Pacific Corp.,
                                                     8.875% 05/15/31                                    2,400,000        2,640,000
                                                                                                                    --------------
                                                                                     Lumber & Wood Products Total        2,640,000
                                                   -------------------------------------------------------------------------------
     Machinery & Computer Equipment - 2.0%         Briggs & Stratton Corp.,
                                                     8.875% 03/15/11                                    3,400,000        3,986,500
                                                   Case New Holland, Inc.,
                                                     9.250% 08/01/11 (a)                                2,000,000        2,240,000
                                                   IBM Canada Credit Services Co.,
                                                     3.750% 11/30/07 (a)                                4,000,000        4,016,720
                                                                                                                    --------------
                                                                             Machinery & Computer Equipment Total       10,243,220
                                                   -------------------------------------------------------------------------------

                                          See notes to investment portfolio.   9


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
MANUFACTURING - (continued)                                                                               Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

        Miscellaneous Manufacturing - 1.6%         Hutchison Whampoa International Ltd.,
                                                     6.250% 01/24/14 (a)                                5,700,000        5,750,274
                                                   SPX Corp.,
                                                     7.500% 01/01/13                                    2,000,000        2,175,000
                                                   Tempur-Pedic,
                                                     10.250% 08/15/10 (a)                                 270,000          301,387
                                                                                                                    --------------
                                                                                Miscellaneous Manufacturing Total        8,226,661
                                                   -------------------------------------------------------------------------------
                     Paper Products - 1.5%         Cascades, Inc.,
                                                     7.250% 02/15/13                                    3,500,000        3,657,500
                                                   MeadWestvaco Corp.,
                                                     6.800% 11/15/32                                    4,000,000        4,101,120
                                                                                                                    --------------
                                                                                             Paper Products Total        7,758,620
                                                   -------------------------------------------------------------------------------
                 Petroleum Refining - 0.5%         Phillips Petroleum Co.,
                                                     9.375% 02/15/11                                    2,000,000        2,538,860
                                                                                                                    --------------
                                                                                         Petroleum Refining Total        2,538,860
                                                   -------------------------------------------------------------------------------
                      Primary Metal - 0.2%         United States Steel Corp.,
                                                     10.750% 08/01/08                                   1,000,000        1,180,000
                                                                                                                    --------------
                                                                                              Primary Metal Total        1,180,000
                                                   -------------------------------------------------------------------------------
              Printing & Publishing - 0.4%         Dex Media West,
                                                     9.875% 08/15/13 (a)                                2,000,000        2,325,000
                                                                                                                    --------------
                                                                                      Printing & Publishing Total        2,325,000
                                                   -------------------------------------------------------------------------------
      Stone, Clay, Glass & Concrete - 0.6%         Owens-Brockway Glass Container, Inc.,
                                                     8.875% 02/15/09                                    3,000,000        3,277,500
                                                                                                                    --------------
                                                                              Stone, Clay, Glass & Concrete Total        3,277,500
                                                   -------------------------------------------------------------------------------
           Transportation Equipment - 0.2%         Ship Finance International Ltd.,
                                                     8.500% 12/15/13 (a)                                1,000,000          996,150
                                                                                                                    --------------
                                                                                   Transportation Equipment Total          996,150
                                                                                                                    --------------
                                                                                              MANUFACTURING TOTAL       72,296,883
                                                                                                                    --------------
MINING & ENERGY - 8.0%
------------------------------------------         -------------------------------------------------------------------------------
                    Metals & Mining - 0.7%         Freeport-McMoRan Copper & Gold, Inc.,
                                                     10.125% 02/01/10                                   2,250,000        2,579,063
                                                   Newmont Mining Corp.,
                                                     8.625% 05/15/11                                    1,000,000        1,182,440
                                                                                                                    --------------
                                                                                            Metals & Mining Total        3,761,503
                                                   -------------------------------------------------------------------------------

 10  See notes to investment portfolio.


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
MINING & ENERGY - (continued)                                                                             Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

               Oil & Gas Extraction - 4.8%         Chesapeake Energy Corp.,
                                                     8.125% 04/01/11                                    1,000,000        1,112,500
                                                   Coastal Corp.,
                                                     7.750% 06/15/10                                    2,000,000        1,890,000
                                                   Derlan Manufacturing, Inc.,
                                                     10.000% 01/15/07                                   1,019,000        1,029,190
                                                   Forest Oil Corp.,
                                                     8.000% 06/15/08                                    2,000,000        2,175,000
                                                   Murphy Oil Corp.,
                                                     6.375% 05/01/12                                    2,250,000        2,486,093
                                                   Newfield Exploration Co.,
                                                     7.450% 10/15/07                                    1,500,000        1,657,500
                                                   Nexen, Inc.,
                                                     7.875% 03/15/32                                    3,500,000        4,127,130
                                                   Noble Drilling Corp.,
                                                     7.500% 03/15/19                                    3,500,000        3,979,640
                                                   Pemex Project Funding Master Trust:
                                                     7.875% 02/01/09                                    2,000,000        2,255,000
                                                     9.125% 10/13/10                                      750,000          888,750
                                                   Pogo Producing Co.,
                                                     8.250% 04/15/11                                    1,000,000        1,100,000
                                                   Transocean, Inc.,
                                                     9.500% 12/15/08                                    2,000,000        2,484,120
                                                                                                                    --------------
                                                                                       Oil & Gas Extraction Total       25,184,923
                                                   -------------------------------------------------------------------------------
           Oil & Gas Field Services - 2.5%         Devon Financing Corp.,
                                                     7.875% 09/30/31                                    2,600,000        3,089,788
                                                   PDVSA Finance Ltd.,
                                                     7.400% 08/15/16                                    2,500,000        2,125,000
                                                   Petrobas International Finance Co.,
                                                     9.750% 07/06/11                                    1,500,000        1,743,750
                                                   Premcor Refining Group,
                                                     7.500% 06/15/15                                    4,000,000        4,110,000
                                                   SESI LLC,
                                                     8.875% 05/15/11                                    1,750,000        1,898,750
                                                                                                                    --------------
                                                                                   Oil & Gas Field Services Total       12,967,288
                                                                                                                    --------------
                                                                                            MINING & ENERGY TOTAL       41,913,714
                                                                                                                    --------------
RETAIL TRADE - 1.8%
------------------------------------------         -------------------------------------------------------------------------------
                        Food Stores - 0.7%         Delhaize America, Inc.,
                                                     8.125% 04/15/11                                    2,000,000        2,284,340
                                                   Winn-Dixie Stores, Inc.,
                                                     8.875% 04/01/08                                    1,600,000        1,620,000
                                                                                                                    --------------
                                                                                                Food Stores Total        3,904,340
                                                   -------------------------------------------------------------------------------
         General Merchandise Stores - 0.6%         JC Penney Co., Inc,
                                                     8.000% 03/01/10                                    1,000,000        1,142,500
                                                   Office Depot, Inc.,
                                                     6.250% 08/15/13                                    1,655,000        1,734,324
                                                                                                                    --------------
                                                                                 General Merchandise Stores Total        2,876,824
                                                   -------------------------------------------------------------------------------


                                         See notes to investment portfolio.   11


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
RETAIL TRADE - (continued)                                                                                Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

               Miscellaneous Retail - 0.1%         Suburban Propane Partners,
                                                     6.875% 12/15/13 (a)                                  300,000          301,500
                                                                                                                    --------------
                                                                                       Miscellaneous Retail Total          301,500
                                                   -------------------------------------------------------------------------------
                        Restaurants - 0.4%         Yum! Brands, Inc.,
                                                     7.700% 07/01/12                                    2,000,000        2,302,500
                                                                                                                    --------------
                                                                                                Restaurants Total        2,302,500
                                                                                                                    --------------
                                                                                               RETAIL TRADE TOTAL        9,385,164
                                                                                                                    --------------
SERVICES - 14.7%
------------------------------------------         -------------------------------------------------------------------------------
             Amusement & Recreation - 3.7%         Hard Rock Hotel, Inc.,
                                                     8.875% 06/01/13 (a)                                1,200,000        1,278,000
                                                   Harrah's Operating Co., Inc.:
                                                     7.125% 06/01/07                                    3,750,000        4,163,775
                                                     7.875% 12/15/05                                      500,000          545,000
                                                   Mohegan Tribal Gaming Authority,
                                                     8.375% 07/01/11                                    3,000,000        3,270,000
                                                   Park Place Entertainment Corp.,
                                                     9.375% 02/15/07                                    2,500,000        2,831,250
                                                   Six Flags, Inc.,
                                                     9.500% 02/01/09                                    2,000,000        2,090,000
                                                   Speedway Motorsports, Inc.,
                                                     6.750% 06/01/13                                    1,750,000        1,802,500
                                                   Steinway Musical Instruments, Inc.,
                                                     8.750% 04/15/11                                    2,000,000        2,120,000
                                                   Town Sports International,
                                                     9.625% 04/15/11                                    1,000,000        1,070,000
                                                                                                                    --------------
                                                                                     Amusement & Recreation Total       19,170,525
                                                   -------------------------------------------------------------------------------
   Auto Equipment & Rental Services - 2.5%
                                                   Dura Operating Corp.,
                                                     9.000% 05/01/09                                    2,000,000        2,000,000
                                                   ERAC USA Finance Co.:
                                                     8.000% 01/15/11 (a)                                3,000,000        3,533,940
                                                     9.125% 12/15/04 (a)                                2,000,000        2,128,580
                                                   NationsRent, Inc.,
                                                     9.500% 10/15/10 (a)                                2,000,000        2,150,000
                                                   United Rentals, Inc.,
                                                     10.750% 04/15/08                                   3,000,000        3,375,000
                                                                                                                    --------------
                                                                           Auto Equipment & Rental Services Total       13,187,520
                                                   -------------------------------------------------------------------------------

 12  See notes to investment portfolio.


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
SERVICES - (continued)                                                                                    Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

                    Health Services - 5.8%         AmerisourceBergen Corp.,
                                                     8.125% 09/01/08                                    5,000,000        5,650,000
                                                   Bio-Rad Laboratories, Inc.,
                                                     7.500% 08/15/13                                    2,000,000        2,200,000
                                                   Coventry Health Care, Inc.,
                                                     8.125% 02/15/12                                    1,000,000        1,110,000
                                                   HCA, Inc.:
                                                     6.950% 05/01/12                                    1,500,000        1,608,600
                                                     7.125% 06/01/06                                    3,250,000        3,515,525
                                                     7.875% 02/01/11                                    2,167,000        2,437,008
                                                   Medco Health Solutions,
                                                     7.250% 08/15/13                                    1,000,000        1,094,980
                                                   MedQuest, Inc.,
                                                     11.875% 08/15/12                                   2,000,000        2,195,000
                                                   PacifiCare Health Systems, Inc.,
                                                     10.750% 06/01/09                                   1,300,000        1,524,250
                                                   PerkinElmer, Inc.,
                                                     8.875% 01/15/13                                    2,000,000        2,290,000
                                                   Tenet Healthcare Corp.:
                                                     5.375% 11/15/06                                    2,000,000        1,985,000
                                                     7.375% 02/01/13                                    1,000,000        1,002,500
                                                   Wyeth:
                                                     6.450% 02/01/24                                    1,075,000        1,095,231
                                                     6.500% 02/01/34                                    2,500,000        2,552,250
                                                                                                                    --------------
                                                                                            Health Services Total       30,260,344
                                                   -------------------------------------------------------------------------------
            Hotels, Camps & Lodging - 2.4%         Hyatt Equities LLC,
                                                     6.875% 06/15/07 (a)                                2,000,000        2,122,580
                                                   Marriott International, Inc.,
                                                     6.875% 11/15/05                                    5,000,000        5,383,050
                                                   Meditrust Companies,
                                                     7.620% 09/13/05                                    2,200,000        2,293,500
                                                   Starwood Hotels & Resorts Worldwide, Inc.:
                                                     7.375% 05/01/07                                    2,000,000        2,155,000
                                                     7.875% 05/01/12                                      500,000          560,000
                                                                                                                    --------------
                                                                                    Hotels, Camps & Lodging Total       12,514,130
                                                   -------------------------------------------------------------------------------
          Rental & Leasing Services - 0.3%         Rent-A-Center, Inc.,
                                                     7.500% 05/01/10                                    1,500,000        1,567,500
                                                                                                                    --------------
                                                                                  Rental & Leasing Services Total        1,567,500
                                                                                                                    --------------
                                                                                                   SERVICES TOTAL       76,700,019
                                                                                                                    --------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
  SANITARY SERVICES - 27.8%
------------------------------------------         -------------------------------------------------------------------------------
                          Aerospace - 1.9%         Raytheon Co.:
                                                     4.850% 01/15/11                                    1,000,000        1,007,970
                                                     5.500% 11/15/12                                    5,000,000        5,049,450
                                                   Systems 2001 Asset Trust:
                                                     6.664% 09/15/13 (a)                                1,330,703        1,470,693
                                                     7.156% 12/15/11 (a)                                2,089,976        2,281,295
                                                                                                                    --------------
                                                                                                  Aerospace Total        9,809,408
                                                   -------------------------------------------------------------------------------

                                         See notes to investment portfolio.   13


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
  SANITARY SERVICES - (continued)                                                                         Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

                 Air Transportation - 3.5%         Air 2 US,
                                                     8.027% 10/01/19 (a)                                2,272,631        1,909,010
                                                   American Airlines, Inc.:
                                                     7.024% 10/15/09                                    3,029,000        3,036,573
                                                     9.710% 01/02/07                                    1,739,422        1,565,480
                                                   Continental Airlines, Inc.:
                                                     7.461% 04/01/15                                    3,076,000        3,014,481
                                                     7.875% 07/02/18                                    2,125,000        2,125,000
                                                   Delta Air Lines, Inc.,
                                                     7.779% 11/18/05                                    2,000,000        1,850,000
                                                   Federal Express Corp.,
                                                     9.650% 06/15/12                                    1,000,000        1,316,390
                                                   Southwest Airlines Co.,
                                                     5.496% 11/01/06                                    3,000,000        3,196,530
                                                                                                                    --------------
                                                                                         Air Transportation Total       18,013,464
                                                   -------------------------------------------------------------------------------
                       Broadcasting - 2.9%         Liberty Media Corp.,
                                                     2.670% 09/17/06 (c)                                4,000,000        4,021,240
                                                   Sinclair Broadcast Group, Inc.,
                                                     8.750% 12/15/11                                    2,000,000        2,220,000
                                                   TV Azteca SA de CV,
                                                     10.500% 02/15/07                                   2,000,000        2,020,000
                                                   Viacom, Inc.,
                                                     7.750% 06/01/05                                    5,000,000        5,410,450
                                                   VideoTron Ltee,
                                                     6.875% 01/15/14 (a)                                  220,000          226,600
                                                   Vivendi Universal SA,
                                                     9.250% 04/15/10 (a)                                1,080,000        1,274,400
                                                                                                                    --------------
                                                                                               Broadcasting Total       15,172,690
                                                   -------------------------------------------------------------------------------
                              Cable - 1.9%         Comcast Corp.:
                                                     5.850% 01/15/10                                    2,500,000        2,675,825
                                                     6.500% 01/15/15                                    2,000,000        2,167,580
                                                   CSC Holdings, Inc.,
                                                     8.125% 07/15/09                                    2,000,000        2,145,000
                                                   EchoStar DBS Corp.,
                                                     6.375% 10/01/11 (a)                                2,500,000        2,568,750
                                                   Rogers Cable, Inc.,
                                                     6.250% 06/15/13                                      500,000          503,970
                                                                                                                    --------------
                                                                                                      Cable Total       10,061,125
                                                   -------------------------------------------------------------------------------
                 Electric Services - 11.4%         AES Corp.,
                                                     8.750% 06/15/08                                      986,000        1,057,485
                                                   Calpine Corp.,
                                                     8.500% 07/15/10 (a)                                2,500,000        2,425,000
                                                   CenterPoint Energy Houston Electric LLC,
                                                     5.700% 03/15/13 (a)                                1,750,000        1,935,518
                                                   Constellation Energy Group, Inc.,
                                                     6.125% 09/01/09                                    2,500,000        2,744,325
                                                   Consumers Energy Co.,
                                                     6.000% 02/15/14 (a)                                2,000,000        2,086,520
                                                   Dominion Resources, Inc.,
                                                     8.125% 06/15/10                                    2,000,000        2,394,120

 14  See notes to investment portfolio.


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
  SANITARY SERVICES - (continued)                                                                         Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

           Electric Services - (continued)         Edison Mission Energy,
                                                     9.875% 04/15/11                                    2,500,000        2,609,375
                                                   FirstEnergy Corp.:
                                                     5.500% 11/15/06                                    2,000,000        2,071,860
                                                     7.375% 11/15/31                                    3,000,000        3,061,620
                                                   FPL Energy American Wind LLC,
                                                     6.639% 06/20/23 (a)                                2,550,000        2,658,450
                                                   GulfTerra Energy Partners L.P.,
                                                     8.500% 06/01/10                                    1,700,000        1,938,000
                                                   MidAmerican Energy Holdings Co.,
                                                     5.875% 10/01/12                                    7,000,000        7,323,750
                                                   MSW Energy Holdings LLC,
                                                     8.500% 09/01/10 (a)                                2,000,000        2,180,000
                                                   Nevada Power Co.,
                                                     9.000% 08/15/13 (a)                                2,000,000        2,212,500
                                                   Northern States Power Co.,
                                                     8.000% 08/28/12                                    1,750,000        2,127,405
                                                   Oncor Electric Delivery Co.,
                                                     7.250% 01/15/33                                    3,000,000        3,372,330
                                                   Orion Power Holdings, Inc.,
                                                     12.000% 05/01/10                                   1,000,000        1,230,000
                                                   PSEG Power LLC:
                                                     5.500% 12/01/15                                    3,560,000        3,548,323
                                                     7.750% 04/15/11                                    2,000,000        2,354,820
                                                   South Point Energy Center LLC,
                                                     8.400% 05/30/12 (a)                                  719,912          689,316
                                                   Southern Power Co.,
                                                     6.250% 07/15/12                                    2,000,000        2,160,640
                                                   Tenaska Alabama, 6.125% 03/30/23 (a)                 1,984,533        2,051,748
                                                   United Utilities PLC, 6.250% 08/15/05                4,988,000        5,304,838
                                                                                                                    --------------
                                                                                          Electric Services Total       59,537,943
                                                   -------------------------------------------------------------------------------
                          Pipelines - 0.4%         Williams Companies, Inc., 8.125% 03/15/12            2,000,000        2,240,000
                                                                                                                    --------------
                                                                                                  Pipelines Total        2,240,000
                                                   -------------------------------------------------------------------------------
                          Railroads - 0.8%         Burlington Northern Railroad Co., 9.250% 10/01/06    2,000,000        2,320,020
                                                   Kansas City Southern Railway, 7.500% 6/15/09         2,000,000        2,060,000
                                                                                                                    --------------
                                                                                                  Railroads Total        4,380,020
                                                   -------------------------------------------------------------------------------
                  Sanitary Services - 0.4%         Allied Waste North America, Inc.:
                                                     6.500% 11/15/10 (a)                                  500,000          506,250
                                                     7.625% 01/01/06                                      500,000          525,000
                                                     8.500% 12/01/08                                      500,000          555,000
                                                     8.875% 04/01/08                                      500,000          557,500
                                                                                                                    --------------
                                                                                          Sanitary Services Total        2,143,750
                                                   -------------------------------------------------------------------------------

                                         See notes to investment portfolio.   15


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Corporate Fixed-Income Bonds & Notes - (continued)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
  SANITARY SERVICES - (continued)                                                                         Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

                 Telecommunications - 4.6%         Comtel Brasileira Ltd., 10.750% 09/26/04 (a)         2,000,000        2,102,500
                                                   Insight Midwest L.P., 9.750% 10/01/09                3,000,000        3,165,000
                                                   News America Holdings, Inc., 9.250% 02/01/13         2,000,000        2,576,780
                                                   Nextel Communications, Inc.:
                                                     7.375% 08/01/15                                    2,000,000        2,150,000
                                                     9.375% 11/15/09                                    2,000,000        2,175,000
                                                   Rogers Cantel, Inc., 9.750% 06/01/16                 2,000,000        2,380,000
                                                   Sprint Corp., 6.125% 11/15/08                        2,500,000        2,653,700
                                                   Telefonos de Mexico SA, 4.500% 11/19/08 (a)          3,250,000        3,266,315
                                                   Verizon Wireless, Inc., 7.750% 12/01/30              3,000,000        3,502,500
                                                                                                                    --------------
                                                                                         Telecommunications Total       23,971,795
                                                                                                                    --------------
                                                         TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
                                                                                                   SERVICES TOTAL      145,330,195
                                                                                                                    --------------
WHOLESALE TRADE - 0.4%
------------------------------------------         -------------------------------------------------------------------------------
                  Non-Durable Goods - 0.4%         Lilly Del Mar, Inc., 7.717% 08/01/29 (a)(b)          2,250,000        2,312,282
                                                                                                                    --------------
                                                                                          Non-Durable Goods Total        2,312,282
                                                                                                                    --------------
                                                                                            WHOLESALE TRADE TOTAL        2,312,282
                                                                                                                    --------------
                                                                       CORPORATE FIXED-INCOME BONDS & NOTES TOTAL
                                                                                           (cost of $456,132,535)      481,772,724
                                                                                                                    --------------
Government Agencies & Obligations - 3.9%

FOREIGN GOVERNMENT BOND - 0.7%
------------------------------------------         -------------------------------------------------------------------------------
                                                   State of Qatar, 9.750% 06/15/30 (a)                  2,750,000        3,863,750
                                                                                                                    --------------
                                                                                    FOREIGN GOVERNMENT BOND TOTAL        3,863,750
                                                                                                                    --------------

 16  See notes to investment portfolio.


--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Government Agencies & Obligations - (continued)
U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 3.2%                                                             Par ($)        Value ($)
------------------------------------------         -------------------------------------------------------------------------------

                                                   Federal National Mortgage Association,
                                                     9.000% 07/01/19-06/01/20                             103,228          113,734
                                                                                                                    --------------
                                                   Government National Mortgage Association:
                                                     10.000% 10/15/17-01/15/19                              6,133            6,874
                                                     10.500% 01/15/16-05/15/20                             56,648           63,956
                                                     11.500% 05/15/13                                      11,381           12,998
                                                     12.500% 11/15/10-01/15/14                             43,989           50,517
                                                     13.000% 04/15/11                                       4,362            5,038
                                                     14.000% 08/15/11                                       2,842            3,328
                                                                                                                    --------------
                                                                                                                           142,711
                                                                                                                    --------------
                                                   U.S. Treasury Bonds and Notes:
                                                     3.375% 11/15/08                                      830,000          836,582
                                                     4.250% 11/15/13                                    7,705,000        7,696,571
                                                     5.375% 02/15/31                                    6,250,000        6,517,825
                                                     5.750% 08/15/10                                    1,080,000        1,210,950
                                                                                                                    --------------
                                                                                                                        16,261,928
                                                                                                                    --------------
                                                                     U.S. GOVERNMENT AGENCIES & OBLIGATIONS TOTAL       16,518,373
                                                                                                                    --------------
                                                                          GOVERNMENT AGENCIES & OBLIGATIONS TOTAL
                                                                                            (cost of $19,124,713)       20,382,123
                                                                                                                    --------------
SHORT-TERM OBLIGATION - 2.4%
------------------------------------------         -------------------------------------------------------------------------------
                                                   Repurchase agreement with State Street Bank &
                                                   Trust Co., dated 12/31/03, due 01/02/04 at 0.780%,
                                                   collateralized by a U.S. Treasury Bond maturing
                                                   08/15/28, market value $13,034,516 (repurchase
                                                   proceeds $12,777,554)
                                                   (cost of $12,777,000)                               12,777,000       12,777,000

                                                   Total Investments - 98.5%
                                                   (cost of $488,034,248) (d)                                          514,931,847

                                                   Other Assets & Liabilities, Net - 1.5%                                7,556,006

                                                   Net Assets - 100.0%                                                $522,487,853


                                NOTES TO INVESTMENT PORTFOLIO:

                                (a) This security is exempt from registration
                                    under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2003, the value of these securities amounted to $105,521,471, which represents 20.2% of net assets.

                                (b) Interest rates on variable rate securities
                                    change periodically. The rate listed is as of December 31, 2003.

                                (c) Floating rate note whose interest rate is
                                    reset periodically based on an index. The rate shown reflects the rate in effect at December 31, 2003.

                                (d) Cost for federal income tax purposes is
                                    $489,796,797.

                                         See notes to financial statements.   17


STATEMENT OF ASSETS AND LIABILITIES                         Columbia Income Fund
December 31, 2003 (Unaudited)


                                                                                                                         ($)
                                                   -------------------------------------------------------------------------
                                   Assets:         Investments, at cost                                          488,034,248
                                                   Investments, at value                                         514,931,847
                                                   Cash                                                                  849
                                                   Receivable for:
                                                     Investments sold                                              1,718,236
                                                     Fund shares sold                                                726,838
                                                     Interest                                                      8,614,006
                                                   Expense reimbursement due from Investment Advisor                  16,435
                                                   Deferred Trustees' compensation plan                               11,165
                                                                                                                ------------
                                                                                                  Total Assets   526,019,376
                                                   -------------------------------------------------------------------------
                              Liabilities:         Payable for:
                                                     Investments purchased                                         2,066,616
                                                     Fund shares repurchased                                         533,142
                                                     Distributions                                                   374,833
                                                     Investment advisory fee                                         209,729
                                                     Administration fee                                               56,766
                                                     Transfer agent fee                                              173,844
                                                     Pricing and bookkeeping fees                                     26,240
                                                     Trustees' fees                                                      440
                                                     Distribution and services fees                                   48,698
                                                     Deferred Trustees' fees                                          11,165
                                                     Other liabilities                                                30,050
                                                                                                                ------------
                                                                                             Total Liabilities     3,531,523

                                                                                                    Net Assets   522,487,853
                                                   -------------------------------------------------------------------------
                Composition of Net Assets:         Paid-in capital                                               524,685,816
                                                   Overdistributed net investment income                         (2,628,955)
                                                   Accumulated net realized loss                                (26,466,607)
                                                   Net unrealized appreciation on investments                     26,897,599
                                                                                                                ------------

                                                                                                    Net Assets   522,487,853
                                                   -------------------------------------------------------------------------
                                  Class A:         Net assets                                                     87,637,435
                                                   Shares outstanding                                              8,696,025
                                                   Net asset value per share                                        10.08(a)
                                                   Maximum offering price per share (10.08/0.9525)                  10.58(b)
                                                   -------------------------------------------------------------------------
                                  Class B:         Net assets                                                     28,786,285
                                                   Shares outstanding                                              2,856,475
                                                   Net asset value and offering price per share                     10.08(a)
                                                   -------------------------------------------------------------------------
                                  Class C:         Net assets                                                      7,658,693
                                                   Shares outstanding                                                759,964
                                                   Net asset value and offering price per share                     10.08(a)
                                                   -------------------------------------------------------------------------
                                  Class Z:         Net assets                                                    398,405,440
                                                   Shares outstanding                                             39,534,623
                                                   Net asset value, offering and redemption price per share            10.08


                                (a) Redemption price per share is equal to net
                                    asset value less any applicable contingent deferred sales charge.

                                (b) On sales of $50,000 or more the offering
                                    price is reduced.

 18  See notes to financial statements.


STATEMENT OF OPERATIONS                                     Columbia Income Fund
For the Six Months Ended December 31, 2003 (Unaudited)

                                                                                                                          ($)
                                                   --------------------------------------------------------------------------
                        Investment Income:         Interest                                                        16,592,177
                                                   --------------------------------------------------------------------------
                                 Expenses:         Investment advisory fee                                          1,235,755
                                                   Administration fee                                                 334,459
                                                   Distribution fee:
                                                     Class B                                                          113,674
                                                     Class C                                                           22,905
                                                   Service fee:
                                                     Class A                                                          109,251
                                                     Class B                                                           37,891
                                                     Class C                                                            7,611
                                                   Transfer agent fee:
                                                     Class A                                                          126,693
                                                     Class B                                                           44,266
                                                     Class C                                                            8,505
                                                     Class Z                                                          292,699
                                                   Pricing and bookkeeping fees                                        82,785
                                                   Trustees' fees                                                       8,985
                                                   Custody fee                                                          9,165
                                                   Other expenses                                                      90,755
                                                                                                                -------------
                                                     Total Operating Expenses                                       2,525,399
                                                   Fees and expenses waived or reimbursed by Investment
                                                   Advisor:
                                                     Class A                                                          (31,542)
                                                     Class B                                                          (11,222)
                                                     Class C                                                           (1,985)
                                                     Class Z                                                          (65,337)
                                                   Fees waived by Distributor--Class C                                 (4,640)
                                                                                                                -------------
                                                     Net Operating Expenses                                         2,410,673
                                                   Interest expense                                                        43
                                                                                                                -------------
                                                     Net Expenses                                                   2,410,716
                                                                                                                -------------
                                                   Net Investment Income                                           14,181,461
                                                   --------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on         Net realized gain on investments                                 5,236,831
                              Investments:

                                                   Net change in unrealized appreciation/depreciation on
                                                   investments                                                     (5,982,316)
                                                                                                                -------------
                                                   Net Loss                                                          (745,485)
                                                                                                                -------------
                                                   Net Increase in Net Assets from Operations                      13,435,976


                                         See notes to financial statements.   19


STATEMENT OF CHANGES IN NET ASSETS                          Columbia Income Fund
                                                                                              (Unaudited)
                                                                                           Six Months Ended
Increase (Decrease) in Net Assets:                                                       December 31, 2003 ($)
------------------------------------------         -----------------------------------------------------------

                               Operations:         Net investment income                       14,181,461
                                                   Net realized gain on investments and
                                                   foreign currency transactions                5,236,831
                                                   Net change in unrealized
                                                   appreciation/ depreciation on
                                                   investments                                 (5,982,316)
                                                                                         ---------------------
                                                       Net Increase from Operations            13,435,976
                                                   -----------------------------------------------------------
   Distributions Declared to Shareholders:         From net investment income:
                                                     Class A                                   (2,541,228)
                                                     Class B                                     (765,123)
                                                     Class C                                     (160,597)
                                                     Class Z                                  (12,126,597)
                                                                                         ---------------------
                                                       Total Distributions Declared to
                                                       Shareholders                           (15,593,545)
                                                   -----------------------------------------------------------
                       Share Transactions:         Class A:
                                                     Subscriptions                              6,059,825
                                                     Proceeds received in connection
                                                     with merger                                       --
                                                     Distributions reinvested                   1,493,100
                                                     Redemptions                               (9,404,426)
                                                                                         ---------------------
                                                       Net Increase (Decrease)                 (1,851,501)
                                                   Class B:
                                                     Subscriptions                              2,658,411
                                                     Proceeds received in connection
                                                     with merger                                       --
                                                     Distributions reinvested                     467,321
                                                     Redemptions                               (6,629,110)
                                                                                         ---------------------
                                                       Net Increase (Decrease)                 (3,503,378)
                                                   Class C:
                                                     Subscriptions                              3,159,006
                                                     Proceeds received in connection
                                                     with merger                                       --
                                                     Distributions reinvested                      89,365
                                                     Redemptions                               (1,116,002)
                                                                                         ---------------------
                                                       Net Increase                             2,132,369
                                                   Class Z:
                                                     Subscriptions                             47,673,932
                                                     Distributions reinvested                  11,552,949
                                                     Redemptions                              (87,010,115)
                                                                                         ---------------------
                                                       Net Increase (Decrease)                (27,783,234)
                                                   Net Increase (Decrease) from Share
                                                   Transactions                               (31,005,744)
                                                                                         ---------------------
                                                       Total Increase (Decrease) in Net
                                                       Assets                                 (33,163,313)
                                                   -----------------------------------------------------------


                                              Year Ended June 30,
Increase (Decrease) in Net Assets:              2003 (a)(b)($)
------------------------------------------  -----------------------

                               Operations:         25,995,513
                                                    3,427,610
                                                   33,226,182
                                            -----------------------
                                                   62,649,305
                                            -----------------------
   Distributions Declared to Shareholders:
                                                   (4,851,795)
                                                   (1,525,173)
                                                     (220,682)
                                                  (21,848,537)
                                            -----------------------
                                                  (28,446,187)
                                            -----------------------
                       Share Transactions:
                                                   13,307,884
                                                   92,697,100
                                                    2,836,832
                                                  (24,933,740)
                                            -----------------------
                                                   83,908,076
                                                    7,355,762
                                                   32,521,573
                                                      951,704
                                                  (10,486,433)
                                            -----------------------
                                                   30,342,606
                                                    2,990,400
                                                    3,795,846
                                                      132,549
                                                   (1,717,380)
                                            -----------------------
                                                    5,201,415
                                                  140,602,354
                                                   20,689,189
                                                  (86,620,640)
                                            -----------------------
                                                   74,670,903
                                                  194,123,000
                                            -----------------------
                                                  228,326,118
                                            -----------------------


                                (a) Class B and Class C shares commenced
                                    operations on July 15, 2002.

                                (b) Effective July 15, 2002, Stein Roe Income
                                    Fund Class S shares were redesignated
                                    Liberty Income Fund Class Z shares.

 20  See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS (continued)              Columbia Income Fund
                                                                                              (Unaudited)
                                                                                           Six Months Ended
Increase (Decrease) in Net Assets:                                                       December 31, 2003 ($)
------------------------------------------         -----------------------------------------------------------

                               Net Assets:         Beginning of period                        555,651,166
                                                   End of period (including
                                                   overdistributed net investment
                                                   income of $(2,628,955) and
                                                   $(1,216,871), respectively)                522,487,853
                                                   -----------------------------------------------------------
                        Changes in Shares:         Class A:
                                                     Subscriptions                                607,606
                                                     Issued in connection with merger                  --
                                                     Issued for distributions
                                                     reinvested                                   150,272
                                                     Redemptions                                 (949,012)
                                                                                         ---------------------
                                                       Net Increase (Decrease)                   (191,134)
                                                   Class B:
                                                     Subscriptions                                267,287
                                                     Issued in connection with merger                  --
                                                     Issued for distributions
                                                     reinvested                                    47,035
                                                     Redemptions                                 (668,014)
                                                                                         ---------------------
                                                       Net Increase (Decrease)                   (353,692)
                                                   Class C:
                                                     Subscriptions                                317,107
                                                     Issued in connection with merger                  --
                                                     Issued for distributions
                                                     reinvested                                     8,982
                                                     Redemptions                                 (112,750)
                                                                                         ---------------------
                                                       Net Increase                               213,339
                                                   Class Z:
                                                     Subscriptions                              4,796,823
                                                     Issued for distributions
                                                     reinvested                                 1,162,871
                                                     Redemptions                               (8,786,324)
                                                                                         ---------------------
                                                       Net Increase (Decrease)                 (2,826,630)


                                              Year Ended June 30,
Increase (Decrease) in Net Assets:              2003 (a)(b)($)
------------------------------------------  -----------------------

                               Net Assets:        327,325,048
                                                  555,651,166
                                            -----------------------
                        Changes in Shares:
                                                    1,404,563
                                                    9,788,501
                                                      295,360
                                                   (2,622,883)
                                            -----------------------
                                                    8,865,541
                                                      772,472
                                                    3,434,168
                                                       99,099
                                                   (1,095,572)
                                            -----------------------
                                                    3,210,167
                                                      311,006
                                                      400,829
                                                       13,770
                                                     (178,980)
                                            -----------------------
                                                      546,625
                                                   14,613,670
                                                    2,140,928
                                                   (9,059,989)
                                            -----------------------
                                                    7,694,609


                                (a) Class B and Class C shares commenced
                                    operations on July 15, 2002.

                                (b) Effective July 15, 2002, Stein Roe Income
                                    Fund Class S shares were redesignated
                                    Liberty Income Fund Class Z shares.

                                         See notes to financial statements.   21

NOTES TO FINANCIAL STATEMENTS                               Columbia Income Fund
December 31, 2003 (Unaudited)

Note 1. Organization

Columbia Income Fund (the "Fund"), a series of Columbia Funds Trust VIII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks total return by investing for a high level of current income and opportunities for capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares, and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Income Fund to Columbia Income Fund. Also on that date, the Trust changed its name from Liberty-Stein Roe Funds Income Trust to Columbia Funds Trust VIII.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the closing price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Investments for which market quotations are not readily available which tend to be more thinly traded and of lesser quality, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Foreign markets close each day at various times prior to the close of the New York Stock Exchange ("NYSE"). Foreign currency exchange rates are generally determined prior to the close of the NYSE at 12:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the value of a foreign security may occur

--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

subsequent to the close of the exchange or market which would not be reflected in the computation of the Fund's net asset value. In such an event, the foreign security will be valued at its fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rages. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income and capital gains dividends are determined in accordance with income tax regulations and may differ from GAAP.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the year ended June 30, 2003 was as follows:

 Distributions paid from
----------------------------------------------------
   Ordinary Income*                     $28,446,187
----------------------------------------------------
   Long-Term Capital Gains                       --
----------------------------------------------------

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

  Undistributed     Undistributed
    Ordinary          Long-term     Net Unrealized
     Income         Capital Gains   Appreciation*
--------------------------------------------------
    $562,345            $ --         $31,188,065
--------------------------------------------------

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at December 31, 2003, based on cost of investments for federal income tax purposes was:

 Unrealized appreciation                $28,143,659
---------------------------------------------------
 Unrealized depreciation                 (3,008,609)
                                        -----------
   Net unrealized appreciation          $25,135,050
---------------------------------------------------

The following capital loss carryforwards, determined as of June 30, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

    Year of       Capital Loss
  Expiration      Carryforward
------------------------------
   2007           $  7,930,476
------------------------------
   2008             10,554,632
------------------------------
   2009              8,620,038
------------------------------
   2010              1,393,345
------------------------------
   2011              2,985,140
                  ------------
                  $ 31,483,631
------------------------------

Of the capital loss carryforwards, $11,993,495 ($1,857,128 expiring June 30, 2007, $4,887,690 expiring June 30, 2008, $3,855,332 expiring June 30, 2009 and
$1,393,345 expiring June 30, 2010) was obtained in the merger as described in
Note 8.

Utilization of capital loss carryforwards obtained in the merger could be subject to merger limitations imposed by the Internal Revenue Code.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation, is the investment advisor to the Fund and receives a monthly fee based on the Fund's average daily net assets at the following annual rates:

  Average Daily Net Assets     Fee Rate
---------------------------------------
    First $100 million         0.500%
---------------------------------------
    Next $900 million          0.475%
---------------------------------------
    Over $1 billion            0.450%
---------------------------------------

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

  Average Daily Net Assets     Fee Rate
---------------------------------------
    First $100 million         0.500%
---------------------------------------
    Over $100 million          0.475%
---------------------------------------

For the period July 1, 2003 through October 31, 2003, Columbia waived investment advisory fees by 0.05% annually of the Fund's average daily net assets.

For the six months ended December 31, 2003, the Fund's annualized effective investment advisory fee rate was 0.45%.

Administration Fee

Columbia provides administrative and other services for a monthly fee based on the Fund's average daily net assets at the following annual rates:

  Average Daily Net Assets     Fee Rate
---------------------------------------
    First $100 million         0.150%
---------------------------------------
    Next $900 million          0.125%
---------------------------------------
    Over $1 billion            0.100%
---------------------------------------

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

  Average Daily Net Assets     Fee Rate
---------------------------------------
    First $100 million         0.150%
---------------------------------------
    Over $100 million          0.125%
---------------------------------------

For the six months ended December 31, 2003, the Fund's annualized effective administration fee rate was 0.13%.

--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services. For the six months ended December 31, 2003, the annualized effective pricing and bookkeeping fee rate was 0.032%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), formerly Liberty Funds Services, Inc., an affiliate of Columbia, provides shareholder services for an annual fee of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the six months ended December 31, 2003, the annualized effective transfer agent fee rates were 0.21%, 0.21%, 0.21% and 0.08% for Class A, B, C and Z, respectively. The Transfer Agent was also entitled to receive reimbursement for certain out-of-pocket expenses.

Effective October 13, 2003, Liberty Funds Services, Inc. changed its name to Columbia Funds Services, Inc.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. Prior to October 13, 2003, Columbia Funds Distributor, Inc. was known as Liberty Funds Distributor, Inc. For the six months ended December 31, 2003, the Distributor has retained net underwriting discounts of $9,101 on sales of the Fund's Class A shares and received CDSC of $100, $43,504 and $262 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of Class C average daily net assets.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers

Columbia has voluntarily agreed to reimburse the Fund for a portion of the transfer agent expenses so that such fees would not exceed 0.23% of the Fund's average daily net assets. Columbia, at its discretion, may revise or discontinue this arrangement any time.

Prior to November 1, 2003, Columbia had voluntarily agreed to reimburse the Fund for a portion of the Class A, Class B and Class C transfer agent expenses so that such fees would not exceed 0.23% annually of the Fund's Class A, Class B and Class C average daily net assets.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended December 31, 2003, there were no such credits.

Fees paid to Officers and Trustees

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Portfolio Information

Purchases and Sales of Securities

For the six months ended December 31, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $338,318,864 and $368,959,529, respectively of which $84,942,644 and $91,815,342, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the six months ended December 31, 2003, the average daily loan balance outstanding on days where borrowings existed was $1,000,000 at a weighted average interest rate of 1.56%.

Note 7. Disclosure of Significant Risks and Contingencies

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

Columbia, the Distributor and certain of their affiliates (collectively, "the Columbia Group") have received information requests and subpoenas from various regulatory authorities, including the Securities and Exchange Commission ("SEC") and the New York Attorney General, in connection with their investigations of late trading and market timing in mutual funds. The Columbia Group has not uncovered any instances where Columbia or the Distributor was knowingly involved in late trading of mutual fund shares. The Columbia Group has identified a limited number of investors who had informal arrangements for trading certain Columbia Fund shares between 1998 and 2003. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. To the extent that any Columbia Fund, whose shares were involved in those trading activities, was harmed by them, the Columbia Group has undertaken to reimburse such fund.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings, against Columbia and the Distributor, alleging that they have violated certain provisions of the federal securities laws. The Columbia Group believes that those allegations are based principally on the trading arrangements referred to above. Columbia and the Distributor are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding Columbia or the Distributor, and structural changes in the conduct of their business.

Although the Columbia Group does not believe that these regulatory developments or their resolution will have a material adverse effect on the Columbia Funds, or on the ability of Columbia and the Distributor to

--------------------------------------------------------------------------------
December 31, 2003 (Unaudited)                               Columbia Income Fund

provide services to the Columbia Funds, there can be no assurance that these matters or any adverse publicity or other developments resulting from them will not result in increased redemptions or reduced sales of Columbia Fund shares, which could increase transaction costs or operating expenses, or other consequences for the Columbia Funds.

Note 8. Business Combinations and Mergers

Fund Mergers

As of the end of business on July 12, 2002, the Fund acquired all the net assets of Liberty Income Fund pursuant to a plan of reorganization approved by Liberty Income Fund shareholders on June 28, 2002. All assets of Liberty Income Fund were transferred to the Fund in a tax-free exchange and shareholders of Liberty Income Fund received shares of the Fund in exchange for their shares as follows:

                          Liberty
      Fund              Income Fund         Unrealized
  Shares Issued     Net Assets Received   Depreciation(1)
---------------------------------------------------------
   13,623,498          $129,014,519          $(883,393)
---------------------------------------------------------

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

                           Net Assets of Liberty
       Net Assets               Income Fund        Net Assets of the
      of the Fund               Immediately        Fund Immediately
  Prior to Combination     Prior to Combination    After Combination
--------------------------------------------------------------------
      $327,547,213             $129,014,519          $456,561,732
--------------------------------------------------------------------

Change in Fund Structure

Prior to July 13, 2002, the Fund invested substantially all of its assets in the SR&F Income Portfolio (the "Portfolio"), as part of a master/feeder structure. The Portfolio allocated income, expenses, realized and unrealized gains (losses) to its investors on a daily basis, based on methods in compliance with the Internal Revenue Service. Prior to reorganization described above, the Fund's pro-rata share of the Portfolio were distributed to the Fund based on allocation methods in compliance with the Internal Revenue Service.


FINANCIAL HIGHLIGHTS                                        Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                        (Unaudited)
                                     Six Months Ended            Year Ended June 30,              Period Ended
Class A Shares                       December 31, 2003         2003(a)         2002(a)         June 30, 2001(a)(b)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
Period                                    $ 10.10              $  9.44         $  9.54               $ 9.21
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                    0.27                 0.45            0.60(d)              0.61
Net realized and unrealized gain
(loss) on investments and foreign
currency                                       --                 0.75           (0.08)(d)             0.32
                                          -------              -------         -------               ------
Total from Investment Operations             0.27                 1.20            0.52                 0.93
------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                  (0.29)               (0.54)          (0.62)               (0.60)
Return of capital                              --                   --              --(e)                --
                                          -------              -------         -------               ------
Total Distributions Declared to
Shareholders                                (0.29)               (0.54)          (0.62)               (0.60)
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $ 10.08              $ 10.10         $  9.44               $ 9.54
                                          -------              -------         -------               ------
Total return (f)                             2.76%(g)(h)         13.18%(g)        5.53%               10.41%(h)
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)                       1.15%(j)             1.23%           1.10%                1.12%(j)
Interest expense                               --%(j)(k)            --              --                   --
Expenses (i)                                 1.15%(j)             1.23%           1.10%                1.12%(j)
Net investment income (i)                    5.37%(j)             5.12%           6.32%(d)             7.08%(j)
Waiver/reimbursement                         0.07%(j)             0.05%             --                   --
Portfolio turnover rate                        67%(h)               96%            136%(l)              128%(l)
Net assets, end of period (000's)         $87,637              $89,740         $   204               $    1
------------------------------------------------------------------------------------------------------------------


(a) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the merger.

(b) Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.40% to 6.32%. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

(l) Portfolio turnover disclosed is for the SR&F Income Portfolio.


--------------------------------------------------------------------------------
                                                            Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                    (Unaudited)
                                                                 Six Months Ended              Period Ended
Class B Shares                                                   December 31, 2003         June 30, 2003 (a)(b)
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                                 $  10.10                    $   9.47
---------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                                0.23                        0.40
Net realized and unrealized gain on investments and
foreign currency                                                           --                        0.68
                                                                     --------                    --------
Total from Investment Operations                                         0.23                        1.08
---------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                              (0.25)                      (0.45)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  10.08                    $  10.10
Total return (d)(e)(f)                                                   2.37%                      11.78%
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)(h)                                                1.90%                       1.99%
Interest expense                                                           --%(h)(i)                   --
Expenses (g)(h)                                                          1.90%                       1.99%
Net investment income (g)(h)                                             4.62%                       4.39%
Waiver/reimbursement (h)                                                 0.07%                       0.11%
Portfolio turnover rate                                                    67%(f)                      96%
Net assets, end of period (000's)                                    $ 28,786                    $ 32,430
---------------------------------------------------------------------------------------------------------------


(a) Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.


--------------------------------------------------------------------------------
                                                            Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                 (Unaudited)
                                                              Six Months Ended              Period Ended
Class C Shares                                                December 31, 2003         June 30, 2003(a)(b)
------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                              $  10.10                    $   9.47
------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)                                             0.24                        0.42
Net realized and unrealized gain on investments and
foreign currency                                                        --                        0.68
                                                                  --------                    --------
Total from Investment Operations                                      0.24                        1.10
------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                           (0.26)                      (0.47)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  10.08                    $  10.10
Total return (d)(e)(f)                                                2.45%                      11.94%
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)(h)                                             1.75%                       1.84%
Interest expense                                                        --%(h)(i)                   --
Expenses (g)(h)                                                       1.75%                       1.84%
Net investment income (g)(h)                                          4.70%                       4.51%
Waiver/reimbursement (h)                                              0.22%                       0.23%
Portfolio turnover rate                                                 67%(f)                      96%
Net assets, end of period (000's)                                 $  7,659                    $  5,522
------------------------------------------------------------------------------------------------------------


(a) Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.

(b) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.


--------------------------------------------------------------------------------
                                                            Columbia Income Fund

Selected data for a share outstanding throughout each period is as follows:

                                  (Unaudited)
                               Six Months Ended                              Year Ended June 30,
Class Z Shares                 December 31, 2003      2003(a)(b)      2002(b)       2001(b)       2000(b)       1999(b)
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning
of Period                          $   10.10           $   9.44       $   9.54      $   9.15      $   9.41      $  10.03
------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (c)               0.28               0.53           0.63(d)       0.69          0.70          0.67
Net realized and unrealized
gain (loss) on investments
and foreign currency                    0.01               0.71          (0.09)(d)      0.39         (0.26)        (0.62)
                                   ---------           --------       --------      --------      --------      --------
Total from Investment
Operations                              0.29               1.24           0.54          1.08          0.44          0.05
------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income             (0.31)             (0.58)         (0.64)        (0.69)        (0.70)        (0.67)
Return of capital                         --                 --             --(e)         --            --            --
                                   ---------           --------       --------      --------      --------      --------
Total Distributions
Declared to Shareholders               (0.31)             (0.58)         (0.64)        (0.69)        (0.70)        (0.67)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
Period                             $   10.08           $  10.10       $   9.44      $   9.54      $   9.15      $   9.41
Total return (f)                        2.96%(g)(h)       13.61%          5.80%        12.20%         4.92%         0.52%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (i)                  0.80%(j)           0.84%          0.85%         0.86%         0.86%         0.84%
Interest expense                          --%(j)(k)          --             --            --            --            --
Expenses (i)                            0.80%(j)           0.84%          0.85%         0.86%         0.86%         0.84%
Net investment income (i)               5.62%(j)           5.51%          6.57%(d)      7.32%         7.58%         6.91%
Waiver/reimbursement                    0.03%(j)             --             --            --            --            --
Portfolio turnover rate                   67%(h)             96%           136%(l)       128%(l)       205%(l)       203%(l)
Net assets, end of period
(000's)                            $ 398,405           $427,959       $327,121      $266,091      $227,090      $294,640
------------------------------------------------------------------------------------------------------------------------


(a) Effective July 15, 2003, the Stein Roe Income Fund's Class S shares were redesignated Liberty Income Fund Class Z shares.

(b) Per share data and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the SR&F Income Portfolio, prior to the merger.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective July 1, 2001, the SR&F Income Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.65% to 6.57%. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.

(l) Portfolio turnover disclosed is for the SR&F Income Portfolio.

IMPORTANT INFORMATION ABOUT THIS REPORT                     Columbia Income Fund

Transfer Agent
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02111

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-345-6611 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.


COLUMBIA FUNDS                                              Columbia Income Fund
December 31, 2003

------------------------------------------         ------------------------------------------------------------

                              Large Growth         Columbia Common Stock
                                                   Columbia Equity Growth
                                                   Columbia Growth
                                                   Columbia Growth Stock
                                                   Columbia Tax-Managed Growth
                                                   Columbia Tax-Managed Growth II
                                                   Columbia Young Investor
                                                   ------------------------------------------------------------
                               Large Value         Columbia Equity Value
                                                   Columbia Growth & Income
                                                   Columbia Large Cap Core
                                                   Columbia Tax-Managed Value
                                                   ------------------------------------------------------------
                             Midcap Growth         Columbia Acorn Select
                                                   Columbia Special
                                                   Columbia Tax-Managed Aggressive Growth
                                                   ------------------------------------------------------------
                              Midcap Value         Columbia Select Value
                                                   Columbia Strategic Equity
                                                   Columbia Strategic Value
                                                   ------------------------------------------------------------
                              Small Growth         Columbia Acorn Fund
                                                   Columbia Acorn USA
                                                   Columbia Small Company Equity
                                                   ------------------------------------------------------------
                               Small Value         Columbia Small Cap
                                                   Columbia Small-Cap Value
                                                   ------------------------------------------------------------
                                  Balanced         Columbia Asset Allocation
                                                   Columbia Balanced
                                                   Columbia Liberty Fund
                                                   ------------------------------------------------------------
                                 Specialty         Columbia Real Estate Equity
                                                   Columbia Technology
                                                   Columbia Utilities
                                                   ------------------------------------------------------------
                      Taxable Fixed-Income         Columbia Contrarian Income
                                                   Columbia Corporate Bond
                                                   Columbia Federal Securities
                                                   Columbia Fixed Income Securities
                                                   Columbia High Yield
                                                   Columbia High Yield Securities
                                                   Columbia Income
                                                   Columbia Intermediate Bond
                                                   Columbia Intermediate Government Income
                                                   Columbia Quality Plus Bond
                                                   Columbia Short Term Bond
                                                   Columbia Strategic Income
                                                   ------------------------------------------------------------
                             Floating Rate         Columbia Floating Rate
                                                   Columbia Floating Rate Advantage
                                                   ------------------------------------------------------------
                                Tax Exempt         Columbia High Yield Municipal
                                                   Columbia Intermediate Tax-Exempt Bond
                                                   Columbia Managed Municipals
                                                   Columbia National Municipal Bond
                                                   Columbia Tax-Exempt
                                                   Columbia Tax-Exempt Insured

                                                                              33


--------------------------------------------------------------------------------
December 31, 2003                                           Columbia Income Fund


------------------------------------------         ------------------------------------------------------------

                   Single State Tax Exempt         Columbia California Tax-Exempt
                                                   Columbia Connecticut Intermediate Municipal Bond
                                                   Columbia Connecticut Tax-Exempt
                                                   Columbia Florida Intermediate Municipal Bond
                                                   Columbia Massachusetts Intermediate Municipal Bond
                                                   Columbia Massachusetts Tax-Exempt
                                                   Columbia New Jersey Intermediate Municipal Bond
                                                   Columbia New York Intermediate Municipal Bond
                                                   Columbia New York Tax-Exempt
                                                   Columbia Oregon Municipal Bond
                                                   Columbia Pennsylvania Intermediate Municipal Bond
                                                   Columbia Rhode Island Intermediate Municipal Bond
                                                   ------------------------------------------------------------
                              Money Market         Columbia Money Market
                                                   Columbia Municipal Money Market
                                                   ------------------------------------------------------------
                      International/Global         Columbia Acorn International
                                                   Columbia Acorn International Select
                                                   Columbia International Equity
                                                   Columbia International Stock
                                                   Columbia Newport Asia Pacific
                                                   Columbia Newport Europe
                                                   Columbia Newport Global Equity
                                                   Columbia Newport Greater China
                                                   Columbia Newport Tiger
                                                   ------------------------------------------------------------
                               Index Funds         Columbia Large Company Index
                                                   Columbia Small Company Index
                                                   Columbia US Treasury Index


                                Columbia funds are offered only by prospectus. Please see your financial advisor for a prospectus, which describes in detail fund objectives, investment policies, risks, sales charges, fees, liquidity and other matters of interest. Please read the prospectus carefully before you invest or send money.

                                For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

                                Columbia Management Group and Columbia
                                Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and to Columbia Funds Distributor, Inc.

photo of: hands on keyboard
eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Income Fund  Semiannual Report, December 31, 2003

logo:columbia funds

ColumbiaFunds

A Member of Columbia Management Group

(c) 2004 Columbia Funds Distributor, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611  www.columbiafunds.com

                                    PRSRT STD
                                  U.S. Postage
                                      PAID
                                  Holliston, MA
                                  Permit NO. 20

751-03/737Q-1203 (02/04) 04/0204

ITEM 2. CODE OF ETHICS.

Note applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Note applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Note applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Columbia Funds Trust VIII
            ------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                          J. Kevin Connaughton, President and Treasurer

Date                                March 4, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ J. Kevin Connaughton
                        -----------------------------------------------------
                         J. Kevin Connaughton, President and Treasurer

Date                                March 4, 2004
    -------------------------------------------------------------------------